Exhibit 10.4

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

CAPACITY PURCHASE AGREEMENT

BETWEEN

ALASKA AIRLINES, INC.

AND

SKYWEST AIRLINES, INC.

DATED AS OF APRIL 13, 2011

i

SCHEDULE 1:	Covered Aircraft
SCHEDULE 2:	Compensation for Capacity Purchase
EXHIBIT A:	Definitions
EXHIBIT B:	Terms of Codeshare Arrangements
EXHIBIT C:	Non-Revenue Pass Travel Privileges
EXHIBIT D:	Use of Alaska Marks
EXHIBIT E:	Use of Contractor Marks
EXHIBIT F:	Reasonable Operating Constraints and Conditions
EXHIBIT G:	Data Security Agreement

ii

CAPACITY PURCHASE AGREEMENT

This Capacity Purchase Agreement (this “Agreement”), dated as of April 13, 2011, is between Alaska Airlines, Inc., an Alaska corporation and SkyWest Airlines, Inc., a Utah corporation.

WHEREAS, Contractor and Alaska desire to make certain arrangements between them which will enable Contractor to provide Alaska with commercial regional air transportation services;

WHEREAS, Contractor and Alaska are each willing to perform in the manner and upon the conditions and terms hereinafter set forth; and

WHEREAS, the obligations of Alaska hereunder shall be guaranteed by Parent Guarantor pursuant to the Parent Guaranty.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES

Section 2.01Capacity Purchase. Alaska agrees to purchase the capacity of each Covered Aircraft and each Transition Aircraft (and any Spare Aircraft used in lieu of any Covered Aircraft or Transition Aircraft in accordance with the terms of this Agreement), for the period beginning on (A) as to the Covered Aircraft, the Operation Date for such Covered Aircraft and ending on the earlier of (i) the sublease or lease expiration date, as applicable, for such aircraft on Schedule 1 and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement, and (B) as to the Transition Aircraft, during the Transition Period, all under the terms and conditions set forth herein and for the consideration described in Article III. Subject to the terms and conditions of this Agreement, Contractor shall provide all of the capacity of the Covered Aircraft and each Transition Aircraft (and any Spare Aircraft used in lieu of any Covered Aircraft or Transition Aircraft in accordance with the terms of this Agreement) solely to Alaska and use such aircraft solely to operate Scheduled Flights. For purposes of this Agreement, as the context requires, during the Transition Period the Transition Aircraft shall be deemed Covered Aircraft.

(a)Fares, Rules and Seat Inventory. Alaska shall establish and publish all fares and related tariff rules for all seats on Scheduled Flights. Contractor shall not publish any fares, tariffs, or related information for such Scheduled Flights. In addition, subject to the terms and conditions of the Interline Agreement described in Exhibit C, Alaska shall have complete control over all seat inventory and inventory and revenue management decisions for Scheduled Flights, including overbooking levels, discount seat levels and allocation of seats among various fare buckets.

(b)Flight Schedules. Subject to the terms and conditions of this Agreement, Alaska shall, in its sole discretion, establish and publish all schedules for the Covered Aircraft, including determining frequencies, utilization and timing of scheduled arrivals and departures; provided, that such schedules shall be subject to Reasonable Operating Constraints and Conditions set forth in Exhibit F. Alaska shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction. Not later than [***] days prior to the beginning of each calendar month, Alaska shall provide Contractor with a planned flight schedule for the Covered Aircraft for such month, subject to Reasonable Operating Constraints and Conditions (the “Proposed Schedule”). On the first Friday following delivery of the Proposed Schedule, appointed personnel of Contractor and Alaska shall meet to review the Proposed Schedule. At such meeting, Alaska shall review and consider any changes to the Proposed Schedule suggested by Contractor. Not later than [***] days prior to the beginning of the calendar month for the applicable Proposed Schedule, Alaska will deliver to Contractor the Final Monthly Schedule. Following such monthly meetings, delivery of the Final Monthly Schedule and consideration by Alaska of such changes to the Proposed Schedule as suggested by Contractor, however, Alaska may make such adjustments to the proposed Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints and Conditions). With respect to each Covered Aircraft, the parties shall use commercially reasonable efforts to cause such Covered Aircraft to enter into the Covered Aircraft Sublease hereunder as of the scheduled Commencement Date set forth on Schedule 1 and commence operation of Scheduled Flights as of the scheduled Operation Date.

(c)Maintenance Flights. Notwithstanding anything to the contrary contained in this Section 2.01, Contractor shall be entitled to use the Covered Aircraft and each Transition Aircraft (and any Spare Aircraft used in lieu of any Covered Aircraft or Transition Aircraft in accordance with the terms of this Agreement) (i) for the purpose of flying maintenance flights as required to facilitate the proper maintenance of such aircraft and (ii) for a reasonable number of ferry flights to accommodate Scheduled Flights (all such flights described in clauses (i) and (ii) referred to as “Maintenance Flights”). Contractor shall timely notify Alaska upon the occurrence of any non-routine Maintenance Flights.

(d)Spare Aircraft. Subject to Reasonable Operating Constraints and Conditions, Contractor shall maintain [***] Spare Aircraft to operate Scheduled Flights as contemplated in Exhibit F (i.e., a “maintenance spare”). Contractor shall use commercially reasonable efforts to use a neutrally painted Spare Aircraft for such Scheduled Flights. [***].

(e)Transition Period. During the Transition Period, (i) Contractor will provide the Transition Aircraft from the Transition Date through the end of the Transition Period, (ii) each Transition Aircraft shall operate Scheduled Flights, subject to Reasonable Operating Constraints and Conditions, and

(iii)	Contractor shall perform, or cause to be performed, the Induction Maintenance.

Section 2.02Flight-Related Revenues. Contractor acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets and cargo air waybills associated with the operation of Scheduled Flights are the sole property of Alaska, including without limitation ticket change fees and other fees or charges which are applicable pursuant to Alaska’s tariffs, unaccompanied minor fees, beverage and buy-on-board food services, excess baggage fees and nonrevenue pass travel charges (collectively, “Flight Related Revenue”). Contractor agrees that it shall cooperate with all reasonable requests by Alaska so as to permit Alaska to account for and receive all Flight Related Revenue. Contractor’s obligations to remit funds under this Section 2.02 shall only apply to the extent Contractor actually receives Flight Related Revenue.

Section 2.03Pass Travel. All pass travel and other non-revenue travel on any Scheduled Flight or flights operated by Alaska or its Affiliates shall be administered in a manner consistent with the Interline Agreement described in Exhibit C.

Section 2.04Additional Aircraft.

(a)Unless this Agreement has been terminated by Alaska pursuant to Sections 7.02 or 7.03 or by Contractor pursuant to Section 7.04, at any time during the period beginning on the Effective Date and ending on the [***] anniversary of the Effective Date, if Alaska decides to solicit bids for the operation of additional regional aircraft to be used in Alaska’s regional airline service (such additional aircraft, “Additional Aircraft”), then, at least [***] months prior to the entry of such Additional Aircraft into Alaska’s regional airline service or as soon as possible following such decision to solicit bids, whichever is less, Alaska agrees to give Contractor written notice of its intention to use such Additional Aircraft, and to offer Contractor the opportunity to bid on such Additional Aircraft. If, at the time the foregoing notice is given and at the time of any award referenced below, (A) Contractor has consistently satisfied in all material respects the standards of care and service described in Sections 4.04 and 4.05 in connection with its obligations under this Agreement and otherwise complied in all material respects with the terms of this Agreement, except to the extent such non-compliance directly results from material circumstances outside of Contractor’s reasonable control, and (B) Alaska and Contractor, each acting reasonably, agree on economic terms and conditions relating to such Additional Aircraft, then Contractor shall be awarded such Additional Aircraft; provided, that if Alaska has received bona fide bids from third parties, then Alaska shall be deemed to be acting reasonably if it refuses to agree with Contractor to terms and conditions that are less beneficial to Alaska than the terms and conditions contained in the bona fide bid of any third party to which Alaska in good faith would intend to award the Additional Aircraft, after providing Contractor with a counteroffer signed by an authorized officer of Alaska setting forth the material terms matching such third party’s bid (specifically including all terms material and beneficial to Contractor) and providing Contractor not less than [***] days to review and match such bid. If Contractor elects to match any such bid, then Alaska shall award all Additional Aircraft covered by such bid to Contractor on the terms and conditions set forth in the counteroffer. If Contractor is awarded any Additional Aircraft, then within [***] days after such award Contractor and Alaska shall use their respective commercially reasonable efforts to enter into a separate capacity purchase agreement or amend this Agreement for such Additional Aircraft reflecting the agreed-upon terms and conditions and otherwise being in a form substantially similar to the terms and conditions set forth herein; provided, that if Contractor and Alaska do not enter into such separate capacity purchase agreement or amend an existing capacity purchase agreement within such [***] period with respect to any Additional Aircraft, unless due to Alaska’s bad faith, then Alaska shall have the option to cancel the award of such Additional Aircraft to Contractor and thereafter to award such Additional Aircraft to any other party.

(b)For purposes of this Section 2.04, (x) the term “Additional Aircraft” shall not include (I) any aircraft that enters Alaska’s regional airline service as a result of any merger, combination or similar transaction (other than an acquisition) of, with or by Alaska or its Affiliates, (II) any aircraft that enters Alaska’s regional airline service as a result of the acquisition by Alaska or its Affiliates of all or substantially all of the assets of another air carrier, or (III) any turbo prop aircraft operated for the benefit of Alaska by Alaska or any Affiliate of Alaska; and (y) the phrase “regional aircraft used in Alaska’s regional airline service” (and similar phrases) shall include only regional jet aircraft (or any successor branded regional jet aircraft) bearing the service marks or livery of Alaska or any of its Affiliates (each an “Alaska-Branded” aircraft) operating from and to any point within the continental United States.

(c)Alaska agrees that if Alaska or its Affiliates decide to use additional Alaska- Branded regional aircraft (other than regional aircraft described in clause (x) of paragraph (b) of this Section 2.04) in Alaska’s regional airline service, then Alaska shall solicit bids for the operation of such aircraft.

Section 2.05Covered Aircraft. Upon termination of the Covered Aircraft Sublease, such aircraft shall cease to be a Covered Aircraft for purposes of this Agreement. In the event the Covered Aircraft Sublease is terminated due to actions not arising out of the actions of Contractor, [***] Alaska shall reimburse Contractor for all costs and expenses, if any, associated with the maintenance costs incurred with the return of the Covered Aircraft and the wind-down of pilots, flight attendants and maintenance personnel assigned to operate or support Scheduled Flights at the time of termination. Contractor agrees to use commercially reasonable efforts to mitigate and minimize such costs; provided, in no event shall the wind-down costs associated with such pilots, flight attendants and maintenance personnel exceed [***] per employee. Alaska shall make payment of the foregoing costs within [***] Business Days after receipt of an invoice reflecting the costs.

ARTICLE III

CONTRACTOR COMPENSATION

Section 3.01Base and Incentive Compensation. For and in consideration of the transportation service, facilities and other services to be provided by Contractor hereunder, Alaska shall pay Contractor the base and incentive compensation as provided in Schedule 2 hereto, subject to the terms and conditions set forth in this Article III.

Section 3.02Contractor Expenses. Except as provided otherwise in Section 3.03, Contractor shall pay in accordance with commercially reasonable practices all expenses or costs incurred in connection with Contractor’s provision of Regional Airline Services.

Section 3.03Alaska Expenses.

(a)Certain Expenses. Alaska shall incur directly those expenses relating to the Regional Airlines Services that are described in Paragraph (C)(1) of Schedule 2. Alaska shall pay all such expenses in accordance with commercially reasonable practices.

(b)Design Changes. Alaska shall be responsible for any reasonable out-of-pocket expenses incurred by Contractor relating to interior and exterior design changes to the Covered Aircraft and other Inflight Amenities changes required by Alaska, including facility-related design changes and the cost of changes in uniforms and other livery. The foregoing shall not apply with respect to the Induction Maintenance described in clause (ii) of the definition thereof, as such costs, expenses and reimbursements are as provided for in Schedule 2 hereto.

(c)Other. Alaska shall be responsible for all other costs expressly provided for in this Agreement to be at the cost and expense of Alaska.

Section 3.04Audit Rights; Financial Information. Contractor shall make available for inspection by Alaska and its outside auditors and advisors during normal business hours, within a reasonable period of time after Alaska makes a written request therefor, all of Contractor’s books and records relating to Pass-through Expenses for the preceding [***] period and, with respect to books and records related to an ongoing good faith dispute regarding Pass-through Expenses arising during such [***] period, for any additional period until the final resolution of such dispute (each such period, an “Audit Period”) as necessary to audit any reimbursement of Pass-through Expenses (all such books and records collectively, “CPA Records”). In connection with such audit, Alaska and its outside auditors and advisors shall be entitled to make copies and notes of such CPA Records as they deem necessary and to discuss such CPA Records with Contractor’s Chief Financial Officer or such other employees or agents of Contractor knowledgeable about such records. Notwithstanding the foregoing, Contractor shall not be required to provide Alaska or its outside auditors and advisors access to any CPA Records to the extent that Contractor is prohibited from doing so by any confidentiality agreement; provided, that Contractor shall (i) upon the request of Alaska, use its commercially reasonable efforts to allow, at Alaska’s cost, an independent third party selected by Alaska to review such CPA Records and provide Alaska with a summary setting forth such costs and (ii) to the extent that Contractor, after using its commercially reasonable efforts, is unable to comply with the preceding clause (i), Contractor shall provide Alaska with a certificate signed by an authorized officer of Contractor verifying the accuracy of such costs. Following the termination of each respective Audit Period, Alaska’s right to audit the CPA Records for such Audit Period shall terminate.

Section 3.05Billing and Payment; Reconciliation.

(a)Billing and Payment. Within [***] Business Days prior to the beginning of each month, Contractor shall present a reasonably detailed written invoice for amounts due under this Agreement in respect of the Base Compensation for the Scheduled Flights during the month to which a Final Monthly Schedule pertains. Alaska shall pay Contractor the amount due under such invoice (the “Invoiced Amount”), subject to Alaska’s right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement, net of amounts due and owing by Contractor to Alaska under the express terms this Agreement, as follows:

(i)[***] of the balance of the Invoiced Amount shall be due and payable by Alaska to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] (or if such day is not a Business Day, the next Business Day) to which such invoice relates;

(ii)[***] of the balance of the Invoiced Amount shall be due and payable by Alaska to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates;

(iii)[***] of the balance of the Invoiced Amount shall be due and payable by Alaska to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates; and

(iv)[***] of the balance of the Invoiced Amount shall be due and payable by Alaska to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates.

(b)Reconciliation. Not later than [***] days following the end of each month, Contractor and Alaska shall reconcile actual amounts due in respect of such month with the estimated amounts included in the Invoiced Amount for such items for such month in accordance with the terms and conditions set forth in Schedule 2 (including incentive compensation, if any, for the applicable month as determined as provided in Schedule 2). On or before the [***] day following the end of such month (or if such day is not a Business Day, the next Business Day), such reconciled amounts for such month to the extent applicable: (i) shall be paid by Alaska to Contractor, or (ii) shall be paid by Contractor to Alaska or set off by Alaska against any other amounts owing to Contractor under the express terms of this Agreement. In connection with each monthly reconciliation, Contractor shall identify Maintenance Flights that occurred during the preceding month.

(c)Induction Maintenance Costs and Maintenance Contribution Costs. Costs associated with Induction Maintenance and the Maintenance Contribution Costs shall be payable as provided in Paragraphs (B) and (D) of Schedule 2 hereto.

(d)Notwithstanding anything to the contrary in this Agreement, neither Alaska nor Contractor shall have any obligation to make any payment required under this Agreement that has been disputed in good faith by the other party; provided, that within [***] Business Days following the resolution of any such dispute in accordance with the terms of this Agreement, Alaska or Contractor, as applicable, shall make any payments required by such resolution. All payments made by Contractor or Alaska as provided in this Agreement shall be deemed final and not subject to further review, audit or reconciliation after the later to occur of (I) the date that is [***] months after the date of the applicable payment and (II) the date of final resolution of any good faith dispute regarding the applicable payment arising during the [***] months following the date of the applicable payment.

ARTICLE IV

OPERATIONS

Section 4.01Crews, Dispatch and Ground Handling.

(a)Contractor shall be solely responsible for, and Alaska shall have no obligations or duties with respect to, providing all flight and cabin crews, maintenance personnel and dispatch personnel necessary to operate the Scheduled Flights and for all aspects (personnel and other) of dispatch control and aircraft operations. Contractor shall be responsible for training all such personnel in accordance with applicable laws and regulations, appropriate industry standards and Alaska’s customer service standards.

(b)Alaska or its designated contractor shall be responsible, at Alaska’s cost and expense, for all ground handling for all Scheduled Flights, including, but not limited to the following ground handling functions: (i) all gate and ticket counter check-in activities, (ii) all baggage handling,

(iii) all cargo handling, if any, (iv) all passenger enplaning/deplaning services, including but not limited to sky cap, if any, and wheel chair services, (v) aircraft loading/unloading services, including but not limited to airside busing (as necessary), (vi) passenger ticketing, (vii) aircraft cabin cleaning, including but not limited to overnight cabin cleaning and related supplies, (viii) jet bridge maintenance (where applicable),

(ix) all security functions, (x) janitorial services, and (xi) deicing services (collectively, the “Ground Handling Functions”). Contractor will provide training to the appropriate Alaska training personnel relating to the operation of the Covered Aircraft, with each party bearing their own respective costs associated with such training, and Alaska shall thereafter, at Alaska’s sole cost and expense, train the applicable Alaska personnel or designated contractor on such procedures.

Section 4.02Facilities. Contractor, at its cost and expense, shall be responsible to obtain access to all Maintenance Facilities necessary to provide Regional Airline Services. Alaska, at its cost and expense, shall provide Contractor all Terminal Facilities necessary to provide Regional Airline Services; provided, in lieu of permitting Contractor access to Alaska leased ramp or Alaska crew facilities or employees lounges, Alaska may provide separate accommodations for Contractor.

Section 4.03Inflight Food, Beverages and Supplies. Unless otherwise mutually agreed, Alaska, at its cost and expense, will provide all Inflight Amenities. Contractor shall be solely responsible for maintaining all licenses necessary for the carrying and/or serving of in-flight food and beverages, in each case, on Scheduled Flights and for the provision of crew meals. Contractor may be asked to administer Alaska’s buy-on-board meal program on designated Scheduled Flights. In this case, Alaska shall provide at its cost and expense all necessary training and equipment required to administer such program. Alaska shall store at its cost and expense all Inflight Amenities.

Section 4.04Government Regulations. Contractor has and shall maintain all permits, licenses, certificates, exemptions, approvals, plans, and insurance required by federal, state or local governmental authorities, including, without limitation, FAA, DOT and TSA, to enable Contractor to perform the services required by this Agreement. All flight operations, dispatch operations and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all U.S. federal, state and local governmental laws, regulations and requirements, including, without limitation, those relating to airport security, the use and transportation of hazardous materials and dangerous goods, crew qualifications, crew training and crew hours, DOT “passenger protection” rules, and the carriage of persons with disabilities.

Section 4.05Customer Service. The parties shall, no less than [***], meet and confer to review and discuss the performance by Contractor under this Agreement relating to customer service. The parties shall, each acting reasonably, determine appropriate performance standards and means of measurement thereof applicable to Contractor’s customer service hereunder; provided, in no event shall the customer performance standards for Contractor be greater than the highest standard applicable to Alaska or other Alaska-Branded operators (such standards, the “Performance Standards”). If at any time, Alaska is reasonably dissatisfied with Contractor’s performance as measured against the Performance Standards, Alaska shall provide notice to Contractor outlining the specific areas of dissatisfaction and the parties shall meet to review and discuss the areas of concern. Contractor shall thereafter use commercially reasonable efforts to resolve the concerns of Alaska within [***] days. The foregoing Performance Standards and the obligations hereunder are targets only, and Contractor’s failure to meet such targets or otherwise perform such obligations shall not result in financial penalties or give rise to any breach, failure to perform or termination right by Alaska hereunder, except to the extent such failure is a violation of Contractor’s obligations under Section 4.04.

Section 4.06Incidents or Accidents. Contractor shall promptly notify Alaska of all irregularities involving a Scheduled Flight (including, without limitation, aircraft accidents and incidents as defined under the FARs) which result in any damage to persons and/or property or may otherwise result in a complaint or claim by passengers or an investigation by a governmental agency or authority. Contractor shall furnish to Alaska as much detail as practicable concerning such irregularities and shall cooperate with Alaska at Contractor’s own expense in any resulting investigation.

Section 4.07Emergency Response. Prior to the commencement of any Scheduled Flight, Contractor and Alaska shall coordinate to develop a plan that complies with applicable laws and regulations to be implemented in the event of any aircraft accident or incident involving a Scheduled Flight. The emergency response teams of Alaska and Contractor shall coordinate their efforts and shall cooperate fully in response to any such emergency, and Contractor will provide Alaska full access to all data and records related to the Scheduled Flight to the extent permitted by the NTSB. The parties agree that they shall cooperate as necessary and appropriate with respect to media relations concerning the accident or incident and family assistance, with the exception of Contractor’s retention of responsibility for operational requirements pursuant to laws and regulations and for family assistance relating to Contractor crew members and employees.

Section 4.08Safety and Security Matters. At any time, Alaska shall have the right, but not the obligation, at its own cost, to inspect, review, and observe Contractor’s operations of Scheduled Flights and all documents and the use of all systems relating thereto, including the IATA Operational Safety Audit (IOSA) Audit Report and audits performed by the Department of Defense; provided, in no event, shall Alaska have the right to directly access Contractor’s internal electronic storage systems relating to the operations of Contractor or to review or inspect any audits performed by any other codeshare or marketing partners of Contractor. In connection with any such inspection or review, Contractor shall make a representative who is familiar with safety or security matters available by phone or otherwise during the course of the inspection or review. In addition, if requested by Alaska, Alaska and Contractor’s designated safety representatives shall meet to jointly review Contractor’s key safety performance metrics (including employee safety, operational safety, flight safety and maintenance safety). Notwithstanding the conduct or absence of any such review, Contractor is and shall remain solely responsible for the safe operation of the aircraft and the safe provision of Regional Airline Services, including all Scheduled Flights, and nothing in this Section 4.08 or otherwise in this Agreement is intended or shall be interpreted to make Alaska responsible for such safety or security matters.

Section 4.09Codeshare Terms. Contractor agrees to operate all Scheduled Flights using the Alaska flight code and flight numbers assigned by Alaska, or such other flight codes and flight numbers as may be assigned by Alaska (to accommodate, for example, an Alliance Airline), and otherwise under the codeshare terms set forth in Exhibit B.

Section 4.10Operational Performance. Alaska agrees to provide Contractor within [***] days after the last day of each month: (i) the adjusted completion rate (excluding weather and ATC related flight cancellations and all other cancellations attributable to events not within the control of Contractor) during such month for Contractor’s operations hereunder (“Adjusted Completion Rate”); and (ii) the DOT A-15 rate (modified to exclude all late arrivals attributable to events not within the control of Contractor) during such month for Contractor’s operations hereunder (“A-15 Rate”). Alaska has set as operational performance targets the following: [***] The foregoing are targets only, and Contractor’s failure to meet such targets shall not result in financial penalties (except as provided in Paragraph E of Schedule 2) or give rise to any breach, failure to perform or termination right by Alaska hereunder.

Section 4.11Use of Alaska Marks. Alaska hereby grants to Contractor the non-exclusive and non-transferable rights to use the Alaska Marks and other Identification as provided in, and Contractor shall use the Alaska Marks and other Identification in accordance with the terms and conditions of, Exhibit D.

Section 4.12Use of Contractor Marks. Contractor hereby grants to Alaska the non-exclusive and non-transferable rights to use the Contractor Marks as provided in, and Alaska shall use the Contractor Marks in accordance with the terms and conditions of, Exhibit E.

Section 4.13Reasonable Operating Constraints and Conditions. Contractor and Alaska shall comply with the operating parameters and requirements set forth on Exhibit F hereto.

Section 4.14Covered Aircraft Subleases. As soon as practical after the execution and delivery of this Agreement and prior to the Commencement Date, the parties shall enter into (or in the case of Alaska, cause its Affiliate to enter into) a mutually agreeable form of Covered Aircraft Sublease, consistent with the terms and conditions of the Term Sheet. Alaska further covenants and agrees not to accelerate, or cause any of its Affiliates to accelerate, the “Head Lease Expiration Date” as provided on Schedule 1 hereto with respect to any aircraft being operated by Contractor pursuant to this Agreement as of the time of determination without the prior written consent of Contractor.

Section 4.15Use of Covered Aircraft. Contractor agrees that, except as otherwise directed or approved in writing by Alaska in its sole discretion, the Covered Aircraft may be used only to provide Regional Airline Services. Without the written consent of Alaska, the Covered Aircraft may not be used by Contractor for any other purpose, including without limitation flying for any other airline or on Contractor’s own behalf.

ARTICLE V

INSURANCE

Section 5.01Minimum Insurance Coverages. During the Term, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any Covered Aircraft Sublease, or by any applicable governmental or airport authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

(a)Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, and all-risk ground and flight physical damage, with a combined single limit of not less than [***] per occurrence, and a minimum limit in respect of personal injury (per clause AVN 60 or its equivalent) of [***] per occurrence and in the aggregate, and war risk hull and liability insurance as provided by the FAA program or by commercial providers of such insurance with a combined single limit no less [***] per occurrence;

(b)Workers’ compensation as required by the appropriate jurisdiction and employer’s liability each with a limit of not less than [***] combined single limit; and

(c)Other property and liability insurance coverages of the types and in the amounts that would be considered reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement. All coverages described in this Section 5.01 shall be placed with deductibles reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement.

Section 5.02Endorsements. Contractor shall cause the policies described in Section 5.01 to be duly and properly endorsed by Contractor’s insurance underwriters with respect to Contractor’s flights and operations as follows:

(a)To provide that the underwriters shall waive subrogation rights against Alaska, its directors, officers, agents, employees and other authorized representatives, except for their gross negligence or willful misconduct;

(b)To provide that Alaska, its directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties, except for their gross negligence or willful misconduct;

(c)To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)	To include a breach of warranty provision in favor of the additional insureds; and

(e)To accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies.

Section 5.03Evidence of Insurance Coverage. At the commencement of this Agreement, and thereafter at least annually or otherwise upon Alaska’s request, Contractor shall furnish to Alaska evidence reasonably satisfactory to Alaska of such insurance coverage and endorsements, including certificates certifying that such insurance and endorsements are in full force and effect. Initially, this evidence shall be a certificate of insurance. If Contractor fails to acquire or maintain insurance as herein provided, Alaska may at its option secure such insurance on Contractor’s behalf at Contractor’s expense.

ARTICLE VI

INDEMNIFICATION

Section 6.01General.

(a)Each party assumes full responsibility for any and all liability to its own officers, employees and agents on account of injury or death resulting from or sustained in the performance of its respective services under this Agreement. Each party shall indemnify, defend, protect, save and hold harmless the other party, its officers, employees, and agents from and against any and all liabilities, claims, demands, suits, judgments, damages and losses (including the costs, fees and expenses in connection therewith and incident thereto) brought against the other party, its officers, employees or agents by or on behalf of any other third Person, by reason of damage to or destruction of property of any such Person, or injury to or death of such Person, or infringement of intellectual property rights caused by or arising out of any act or omission by the indemnifying party occurring while this Agreement is in effect. Notwithstanding the foregoing, neither party shall be liable for indemnifying the other for claims of third Persons if caused by the negligence or willful misconduct of the other. Each party shall give the other party prompt and timely notice if it has actual knowledge of any claim made or suit instituted against the party which in any way results in indemnification hereunder, and the other party shall have the right to compromise, or participate in the defense of, such claim or suit to the extent of its own interest.

(b)Alaska shall indemnify Contractor against any physical loss of or damage to the Covered Aircraft, Transition Aircraft or Spare Aircraft caused by Alaska’s or its designated contractor in performing Ground Handling Functions. For the avoidance of doubt, Alaska shall not be liable to Contractor for any consequential loss or damage arising from physical loss of or damage to the Covered Aircraft, and Contractor shall not make any such claim against Alaska.

Section 6.02Employer’s Liability; Independent Contractors; Waiver of Control.

(a)Employer’s Liability and Workers’ Compensation. Each party hereto assumes full responsibility for its employer’s and workers’ compensation liability to its respective officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

(b)Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of Alaska. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for Alaska. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of Alaska pursuant to this Agreement, Alaska will have no supervisory power or control over any employees, agents or independent contractors engaged by

Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures made by Alaska will, in all events, be transmitted by Alaska to Contractor’s designated representative. Nothing contained in this Agreement is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

(c)Employees, etc., of Alaska. The employees, agents, and independent contractors of Alaska engaged in performing any of the services Alaska is to perform pursuant to this Agreement are employees, agents, and independent contractors of Alaska for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such Alaska employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to Alaska’s designated representative. In its performance under this Agreement, Alaska will act, for all purposes, as an independent contractor and not as an agent for Contractor.

Section 6.03Survival. The provisions of this Article VI shall survive the termination of this Agreement for a period of [***].

ARTICLE VII

TERM AND TERMINATION

Section 7.01Term. The Term of this Agreement shall commence on and shall be effective as of the Effective Date and, unless earlier terminated or extended as provided herein, shall continue until the Expiration Date (the “Term”).

Section 7.02Termination Upon Certain Events.

(a)In the event that Contractor or Alaska (i) makes a general assignment for the benefit of creditors or becomes insolvent, (ii) files a voluntary petition in bankruptcy, (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, (iv) commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors, (v) becomes the object of any proceeding or action of the type described in clause (iii) or (iv), above, and such proceeding or action remains undismissed or unstayed for a period of at least [***] days, then Contractor (in the event the foregoing occurs with respect to Alaska) or Alaska (in the event the foregoing occurs with respect to Contractor) may by written notice to the other party terminate this Agreement immediately.

(b)In the event of a breach of a non-monetary provision of this Agreement by either party which remains uncured for more than [***] days after receipt of written notification of such breach by the non-defaulting party, or in the case of a breach requiring more than [***] days to cure, the defaulting party does not begin and pursue with due diligence a method of cure within [***] days after receipt of written notification specifying in reasonable detail the nature of such breach from the non-defaulting party, then the non-defaulting party may terminate this Agreement at its sole option by written notice to the other party.

(c)In the event of a breach of a monetary provision of this Agreement by either party which remains uncured for more than [***] Business Days after receipt of written notification specifying in reasonable detail the nature of such breach from the non-defaulting party and provided such payment is not then subject to an ongoing good faith dispute, then the non-defaulting party may terminate this Agreement at its sole option by written notice to the other party.

Section 7.03Termination by Alaska. In addition to the provisions of Section 7.02, Alaska shall have the right to terminate this Agreement immediately and at its sole option if:

(i)Contractor fails to maintain a completion rate of [***] with respect to Scheduled Flights operated by Contractor during any [***] months during any consecutive [***] month period. For purposes of this clause (i), Uncontrollable Cancellations shall not be included for purposes of determining the foregoing completion rate;

(ii)Contractor’s authority to operate as a scheduled airline is suspended or revoked;

or

(iii)Alaska determines in its reasonable and good faith determination, using recognized standards of safety that take into account the type of aircraft used by Contractor, that there is a material safety concern with Contractor’s operation as a scheduled airline.

Section 7.04Termination by Contractor. In addition to the provisions of Section 7.02, Contractor shall have the right to terminate this Agreement upon written notice to Alaska of a [***] (such notice, the “Termination Notice”). Such Termination Notice shall state an effective date of termination of this Agreement not later than [***] days following the delivery of the Termination Notice.

With respect to any termination of this Agreement pursuant to this Section 7.04, the Covered Aircraft Sublease shall provide Alaska or its Affiliate, as the case may be, as the lessor/sublessor thereunder (the “Lessor”) with the following options:

(1)with respect to any Covered Aircraft subject to a Covered Aircraft Sublease that is leased by Lessor from another third party (a “Subleased Aircraft”), Lessor shall have the right, effective as of the date of the termination of this Agreement, to increase the rent payable under the Covered Aircraft Sublease to match the scheduled cash rent payable by Lessor under the head lease (as to both timing and amount) and, in such event, Contractor shall pay to Lessor on the effective date of the termination of this Agreement, an amount equal to the prepaid rent (if any) remaining under the head lease at the time of the termination of this Agreement, in each case, as such rent and prepaid rent are scheduled in the head lease as of the Commencement Date of the respective Covered Aircraft Sublease;

(2)with respect to any Covered Aircraft subject to a Covered Aircraft Sublease that is owned by Lessor (a “Leased Aircraft”), Lessor shall have the right, effective as of the date of the termination of this Agreement, to cause Contractor to purchase the Leased Aircraft for a purchase price equal to the lesser of (the “Purchase Price”): [***] (“Commencement Date Financing”), with such purchase to close within [***] days following the termination of this Agreement (such date, the “Closing Date”); provided,

(i)if the Purchase Price is equal to the scheduled outstanding principal balance on the Closing Date under the Commencement Date Financing, the purchase price shall be paid in whole by the assumption by Contractor of the Commencement Date Financing and Alaska shall be solely responsible for obtaining the consent of the lender for such assumption, and (ii) if the Purchase Price is less than the scheduled outstanding principal balance on the Closing Date under the Commencement Date Financing, the purchase price shall be paid by the assumption by Contractor of the Commencement Date Financing (and Alaska shall be solely responsible for obtaining the consent of the lender for such assumption) and Alaska shall pay to Contractor an amount in cash equal to the difference between the outstanding principal balance on the Closing Date under the Commencement Date Financing and the fair market value, with such difference to be paid as of the date of the termination date of this Agreement; or

(3)Lessor may terminate the Covered Aircraft Sublease effective as of the date of the termination of this Agreement.

With respect to the termination of this Agreement pursuant to this Section 7.04 and provided no other event of default exists under this Agreement or the respective Covered Aircraft Sublease, the foregoing shall be the exclusive remedy of Alaska and Lessor with respect to the termination of this Agreement pursuant to this Section 7.04. For purposes of this Section 7.04, the fair market value of the Covered Aircraft shall be determined by an appraiser selected by Contractor and reasonably acceptable to Alaska.

Section 7.05Punitive Damages. Except as provided in Section 2.05 relating to certain termination costs borne by Alaska and [***], no party to this Agreement, nor any of its Affiliates, shall be liable to any other party hereto or any of its Affiliates for claims for incidental, indirect, consequential, punitive, special or exemplary damages, including lost revenues, lost profits or lost prospective economic advantage, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether a claim is based on contract, tort (including negligence), strict liability, violation of any applicable deceptive trade practices act or similar law or any other legal or equitable principle, and each party releases the others and their respective Affiliates from liability for any such damages. No party shall be entitled to rescission of this Agreement as a result of breach of any other party’s representations, warranties, covenants or agreements, or for any other matter; provided, that nothing in this Section 7.05 shall restrict the right of any party to exercise any right to terminate this Agreement pursuant to the terms hereof.

ARTICLE VIII

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 8.01Representations and Warranties of Contractor. Contractor represents, warrants and covenants to Alaska as of the Effective Date as follows:

(a)Organization and Qualification. Contractor is a duly organized and validly existing corporation in good standing under the laws of its state of incorporation and has the corporate power and authority to own, operate and use its assets and to provide the Regional Airline Services. Contractor is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification except where failure to be so qualified would not have a material adverse effect on the business or assets of Contractor.

(b)Authority Relative to this Agreement. Contractor has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and delivery thereof by Alaska and that Alaska has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)Permits. Contractor possesses all material certificates, authorizations, licenses and permits issued by the FAA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, to provide Regional Airlines Services and otherwise to perform its obligations hereunder, and Contractor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or on its ability to conduct its business, to provide Regional Airlines Services and otherwise to perform its obligations hereunder.

(d)Data Security. Contractor and Alaska each covenant that it will execute prior to the first scheduled Operation Date hereunder and will comply with the terms of Alaska’s Data Security Agreement, which terms (other than Schedule A thereto) are hereby attached to and incorporated by reference in this Agreement as set forth in Exhibit G hereto. With respect to Schedule A of the Data Security Agreement, Alaska and Contractor shall in good faith, each acting reasonably, mutually agree on such terms contained therein.

Section 8.02Representations and Warranties of Alaska. Alaska represents and warrants to Contractor as of the Effective Date as follows:

(a)Organization and Qualification. Alaska is a duly incorporated and validly existing corporation in good standing under the laws of the State of Alaska.

(b)Authority Relative to this Agreement. Alaska has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Alaska. This Agreement has been duly and validly executed and delivered by Alaska and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of Alaska, enforceable against Alaska in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

ARTICLE IX

MISCELLANEOUS

Section 9.01Limitation on Performance. The obligation of either Alaska or Contractor to perform under the terms of this Agreement shall be limited or modified by, and neither party shall be deemed to be in default hereunder as a result of any of the following causes: Acts of God or the public enemy, civil war, insurrections or riots; fires, floods, explosions, embargoes, earthquakes or serious accidents, epidemics, or quarantine restrictions; any act of government, governmental priorities, allocations, orders or governmental regulations affecting materials or facilities, inability after due and timely diligence to procure materials, accessories, equipment or parts; or due to any other cause to the extent it is beyond that party’s practical control or not occasioned by that party’s fault or negligence.

Section 9.02Notices. All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter’s confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery by a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to Alaska:

Alaska Airlines, Inc.

19300 International Blvd.

Seattle, WA 98188

Attn: Andrew Harrison, VP/Planning & Revenue Management
Facsimile No: (206) 392-5215

Telephone No: (206) 392-5006

if to Contractor:

SkyWest Airlines, Inc. 444 River Road

St. George, UT 84790

Attn: Bradford R. Rich, Chief Financial Officer
Facsimile No: (435) 634 3305

Telephone No: (435) 634-3200

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 9.02.

Section 9.03Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger or other consolidation of either party with another Person or the transfer of all or substantially all of the assets of either party to another Person (in which event the surviving Person or the Person acquiring the assets shall be deemed a successor and permitted assign, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

Section 9.04Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto that specifically states that it is intended to amend or modify this Agreement.

Section 9.05Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted that specifically states that it is intended to waive such term. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by any party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by each party against whom the existence of such waiver is asserted.

Section 9.06Interpretation. The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days (but not Business Days) or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

Section 9.07Confidentiality. Except as required by law or stock exchange or other regulation or in any proceeding concerning the provisions of this Agreement, or as otherwise provided below, each party to this Agreement hereby agrees not to publicize or disclose to any third party (other than an Affiliate) the terms or conditions of this Agreement, or any exhibit, schedule or appendix hereto or thereto, or any CPA Records, without the prior written consent of the other parties thereto (except that a party may disclose such information to its third-party consultants, advisors and representatives, and any labor group representing such party’s or its Affiliates’ employees, in each case who are themselves bound to keep such information confidential). Except as required by law or stock exchange or other regulation or in any proceeding concerning the provisions of this Agreement, or as otherwise provided below, each party hereby agrees not to disclose to any third party any confidential information or data, both oral and written, received from the other, whether pursuant to or in connection with this Agreement, without the prior written consent of the party providing such confidential information or data (except that a party may disclose such information to its third-party consultants, advisors and representatives, and any labor group representing such party’s or its Affiliates’ employees, in each case who are themselves bound to keep such information confidential). If either party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties hereto of the same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other which is still in the recipient’s possession or control, except to the extent that a copy must be maintained for compliance with such party’s records retention policy. Without limiting the foregoing, no party shall be prevented from disclosing the following terms of this Agreement: the number of aircraft subject hereto, the periods for which such aircraft are subject hereto, and any termination provisions contained herein. The provisions of this Section 9.07 shall survive the termination of this Agreement for a period of ten years.

Section 9.08Survival. The obligations of the parties under Section 2.02, Section 2.04, Section 2.05, Article III, Article VI, Section 7.04, Section 7.05, Article VIII, Section 9.02, Section 9.03, Section 9.07, Section 9.11, Section 9.14, Section 9.15, Schedule 2, Exhibit D and Exhibit E, in each case, to the extent of any surviving obligations of Contractor or Alaska shall survive the expiration or termination of this Agreement.

Section 9.09Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

Section 9.10Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.11Equitable Remedies. Each party acknowledges and agrees that, under certain circumstances, the breach by a party of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

Section 9.12Relationship of Parties. Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture or other similar arrangement.

Section 9.13Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the exhibits and schedules hereto) is intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein or therein set forth. This Agreement is made among, and for the benefit of, the parties hereto, and the parties do not intend to create any third-party beneficiaries hereby, except as provided in Section 7.04 with respect to the Lessor, and no other Person shall have any rights arising under, or interests in or to, this Agreement.

Section 9.14Governing Law. This Agreement is subject to, and will be governed by and interpreted in accordance with, the laws of the State of New York, excluding conflicts of laws principles, and of the United States of America. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may only be brought in the United States District Court for the Southern District of New York (or, if such court does not accept jurisdiction, such action or proceeding may only be brought in any New York state court sitting in the County of New York, New York) and each of the parties hereto irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives, to the fullest extent permitted by law, any objection to venue laid therein. Notwithstanding the preceding sentence, process in any action or proceeding referred to therein may be served by appropriate means on the other party outside of the Southern District of New York (or the County of New York, New York, as applicable). Each party further agrees to waive any right to a trial by jury. Because a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled to an injunction restraining such breach or threatened breach and to specific performance of any provision of this Agreement and, in either case, no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance.

Section 9.15Cooperation with Respect to Reporting. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with the other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other governmental authority.

[Remainder of page intentionally blank – Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

ALASKA AIRLINES, INC.

By:	/s/ Bradley Tilden
Name:	Bradley Tilden
Title:	President

SKYWEST AIRLINES, INC.

By:	/s/ Bradford R. Rich
Name:	Bradford R. Rich
Title:	EVP & CFO

SIGNATURE PAGE TO CAPACITY PURCHASE AGREEMENT

SCHEDULE 1

Covered Aircraft

[***]

SCHEDULE 2

Compensation for Capacity Purchase

A.	Base Compensation. Alaska will pay to Contractor monthly during the Term, as follows:

1.

Fixed Cost per Aircraft Month. With respect to each cost element under the heading “Fixed Cost per Aircraft Month” set forth in Appendix 1 to this Schedule 2, as to each Covered Aircraft commencing as of the Operation Date of such aircraft (or, in the case of the Transition Aircraft, commencing as of the Transition Date), an amount calculated as follows for each calendar month: the unit of measure, multiplied by the applicable corresponding rate; plus

2.

Variable cost per Completed Block Hour. With respect to each category of costs under the heading “Variable cost per Completed Block Hour” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of block hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate; plus

3.

Variable cost per Departure. With respect to each category of costs under the heading “Variable costs per Departure” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of departures set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate; plus

4.

Fixed Cost Per Month. With respect to each category of costs under the heading “Fixed Cost Per Month” set forth in Appendix 1 to this Schedule 2, commencing as of the first Operation Date for any Covered Aircraft, for each calendar month the amount set forth in Appendix 1 to this Schedule 2 corresponding to such cost; plus

5.

Transition Aircraft Ownership. With respect to the cost element under the heading “Transition Aircraft Ownership” set forth in Appendix 1 to this Schedule 2, as to each Transition Aircraft commencing as of the date such aircraft operates a Scheduled Flight, for each calendar month an amount calculated as follows: the unit of measure multiplied by the corresponding rate.

For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft; provided, that the operation of a Transition Aircraft during the Transition Period shall be considered the operation of a Covered Aircraft for purposes thereof. For purposes of Paragraph (A)(2) and (A)(3), and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft, Spare Aircraft and Transition Aircraft shall be included in such determination. For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.

In addition, Alaska will pay Contractor monthly during the Term an allocation for Pass-through Expenses set forth in Paragraph (C)(4) of this Schedule 2, and as reconciled and further described in Paragraph (C)(4) below, for each month to which the costs described in clause (1) through (5) of this Paragraph (A) of this Schedule 2 are also paid as follows: for Pass-through Expenses, Base Compensation shall include an allocation based on an estimate of anticipated GAAP costs for such month, each party acting reasonably.

The aggregate Base Compensation shall be invoiced as provided in Section 3.05(a).

B.Induction Maintenance Costs. With respect to one-time ACARS expenses for each Covered Aircraft, painting expenses associated with Induction Maintenance with respect to each Covered Aircraft and crew training related to Contractor’s performance hereunder, Alaska shall pay Contractor [***] per Covered Aircraft. The foregoing amount shall be payable on the first weekly payment date described in Section 3.05(a) to occur following the Operation Date for such Covered Aircraft.

C.	Expenses and Reconciliation.

1.

With respect to Scheduled Flights, in consideration of the provision by Contractor of Regional Airline Services and its compliance with the other terms and conditions of this Agreement, the following expenses listed within Paragraph (C)(1) of this Schedule 2 shall be incurred directly by Alaska:

a.

passenger and cargo revenue-related expenses, including but not limited to Ground Handling Functions, Inflight Amenities, commissions, ticket and airway bill taxes and fees related to the transportation of passengers or cargo, food, beverage costs and catering, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card fees, interline fees, GDS fees, airport collateral materials, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, usage, maintenance and replacement costs related to equipment relevant to onboard sales and payment transaction processes as outlined in Alaska’s policies and procedures;

b.	glycol, de-icing and snow removal costs, if any, for Scheduled Flights;

c.	denied boarding amenities and related travel certificates in respect of delayed or cancelled flights (regardless of whether attributable to Contractor’s operations);

d.

passenger-related interrupted trip costs (including hotel, meal and calling cards vouchers, service recovery discount codes) and baggage handling claims, baggage repairs, baggage delivery costs, bag service guarantee discount codes and oversales (regardless of whether attributable to Contractor’s operations);

e.	rent and all other cost and expenses for Terminal Facilities;

f.	technology services related to all passenger services processes;

g.	TSA fees or charges and any other passenger security fees or charges for security;

h.	landing fees for all Scheduled Flights; and

i.	any and all FAA, TSA, DOT or any other government agency fines or penalties, administered or levied against Contractor due to any act or omission attributable to Alaska or any of its Affiliates or any contractor of Alaska or its Affiliates (other than Contractor).

2.	Flight Reconciliation for Block Hour Payments and Departures.

a.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual block hours flown exceeds the block hours invoiced pursuant to Paragraph (A)(2) of this Schedule 2 for such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual block hours flown for Scheduled Flights and such invoiced block hours, multiplied by (ii) the applicable corresponding rate.

b.

With respect to Scheduled Flights, for any calendar month for which the block hours invoiced pursuant to Paragraph (A)(2) of this Schedule 2 exceeds Contractor’s actual block hours flown in such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced block hours and the actual block hours flown for Scheduled Flights, multiplied by (ii) the applicable corresponding rate.

c.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual departures exceeds the scheduled departures invoiced pursuant to Paragraph (A)(3) of this Schedule 2 for such calendar month, then with respect to each category of costs under the heading “Variable Cost per Departure” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the departures for Scheduled Flights and such invoiced departures, multiplied by (ii) the applicable corresponding rate.

d.

With respect to Scheduled Flights, for any calendar month for which the scheduled departures invoiced pursuant to Paragraph (A)(3) of this Schedule 2 exceeds Contractor’s actual departures in such calendar month, then with respect to each category of costs under the heading “Variable Cost per Departure” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced departures and the actual departures for Scheduled Flights, multiplied by (ii) the applicable corresponding rate.

For purposes of this Schedule 2, any Scheduled Flight cancelled due to weather, by air traffic control or at the request of Alaska shall be deemed completed for purposes of this Schedule 2.

For the avoidance of doubt, for purposes of this Schedule 2, Scheduled Flights includes, diversion flights and Maintenance Flights.

3. [***]

4.	Pass-through Expenses. The following expenses incurred in connection with Scheduled Flights shall be reconciled monthly to GAAP costs (“Pass-through Expenses”):

(i)	any cost for which Alaska is responsible pursuant to Section 3.03, including costs and expenses described in Paragraph (C)(1) of this Schedule 2 and for which Contractor makes payment;

(ii)	Fuel, Fuel taxes and Fuel into plane charges for any Scheduled Flight, including Maintenance Flights, without any mark-up, if any;

(iii)	passenger liability insurance; and

(iv)	war risk insurance per passenger.

The Base Compensation includes allocations of the Pass-through Expenses. If in any month the Contractor’s actual Pass-through Expenses exceed the amount of Pass-through Expenses included in the Base Compensation in accordance with Appendix 2, Alaska shall pay to Contractor an amount equal to such difference. If in any month the amount of Pass-through Expenses included in the Base Compensation in accordance with Appendix 2 exceeds the Contractor’s actual Pass-through Expenses, Contractor shall pay to Alaska an amount equal to such difference.

5.

Fines, Etc. Each party shall assume responsibility for any and all FAA, TSA, DOT or any other government agency fines or penalties, administered or levied against either party to the extent such fine or penalty is due to such party’s or its designated contractor’s own act or omission. Each party shall give the other party prompt and timely notice if it has actual knowledge of any such fine or penalty made or instituted against such party for which the other party is or may be liable hereunder. The parties shall mutually, and in good faith, defend, compromise or settle such claim.

6.

POS Devices and BOB Product. If Alaska determines that a point-of-sale device (“POS Device”) or buy-on-board product (“BOB Product”), in each case, supplied by Alaska to Contractor is damaged beyond economic repair or is unaccounted for, Alaska shall promptly notify Contractor. If after reasonable investigation, it is conclusively determined that a Contractor employee is responsible for the loss of, or intentional damage to, such device or product, Contractor shall reimburse Alaska (i) [***] for each such damaged or unaccounted for POS Device and (ii) the actual cost of any such damaged or unaccounted for BOB Product to the extent the percentage of such BOB Products exceeds on an annual basis [***] of BOB Products boarded on Scheduled Flights.

D.Maintenance Contribution Costs. Alaska will pay to Contractor the amount set forth on Appendix 2 to this Schedule 2 (“Maintenance Contribution Costs”). The respective Maintenance Contribution Costs will be included in the Invoiced Amount for the respective month of payment as identified on Appendix 2 to this Schedule 2 and paid as provided in Section 3.05. The foregoing payments shall be made to account for the operation of the Covered Aircraft by an affiliate of Alaska prior to the Commencement Date.

[***]

Appendix 1 to SCHEDULE 2

Base Compensation Rates

[***]

Appendix 2 to SCHEDULE 2

Maintenance Contribution Costs

[***]

EXHIBIT A

Definitions

Aircraft – means Covered Aircraft and, if applicable, Transition Aircraft and Spare Aircraft, in each case, operating Scheduled Flights.

Additional Aircraft – is defined in Section 2.04.

Adjustment Date – is defined in Section 3.01(b).

Affiliate – means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

Agreement – means this Capacity Purchase Agreement, dated as of the Effective Date, among Alaska and Contractor, as amended from time to time pursuant to the terms hereof.

Alaska – means Alaska Airlines, Inc., an Alaska corporation, and its successors and permitted assigns.

Alaska-Branded – is defined in Section 2..04(b).

Alaska Marks – is defined in Exhibit D.

Audit Period – is defined in Section 3.05.

Base Compensation – is the compensation provided for in Paragraph A of Schedule 2, including Pass-through Expenses.

Business Day – means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in New York, New York, Seattle, Washington or Salt Lake City, Utah are authorized by law to close.

Commencement Date – means, as to each Covered Aircraft, the date such Covered Aircraft is sublease or leased, as the case may be, to Contractor pursuant to a Covered Aircraft Sublease, with the anticipated scheduled Commencement Date being set forth on Schedule 1.

Contractor – means SkyWest Airlines, Inc., a Utah corporation and its successors and permitted assigns.

Contractor Marks – is defined in Exhibit E.

Covered Aircraft – means all of the aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement) and presented for service by Contractor, as adjusted from time to time for additions and withdrawals pursuant to the provisions of this Agreement (it being understood by the parties hereto that Schedule 1 shall be revised from time to time to reflect any such additions and withdrawals).

Covered Aircraft Sublease – means the aircraft sublease or lease, as the case may be, applicable to the Covered Aircraft entered into by and between Alaska or its Affiliate and Contractor, such agreement to be in a form reasonably acceptable to the parties and reflecting the terms set forth in the Term Sheet.

CPA Records – is defined in Section 3.05.

DOT – means the United States Department of Transportation.

Effective Date – means April 13, 2011.

Expiration Date – means June 19, 2018.

FAA – means the United States Federal Aviation Administration.

Final Monthly Schedule – means the final schedule of Scheduled Flights for the applicable calendar month delivered by Alaska to Contractor pursuant to Section 2.01(b).

Flight Related Revenue – is defined in Section 2.02.

Fuel – means any fuel customarily used as aviation fuel.

Ground Handling Functions – is defined in Section 4.01(b).

Identification – means the Alaska Marks, the aircraft livery set forth on Exhibit G, the Alaska flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by Alaska in its sole discretion for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

Induction Maintenance – means (i) the aircraft and engine maintenance required to subject the Covered Aircraft to Contractor’s FAA approved maintenance program and (ii) painting the Covered Aircraft in Alaska livery.

Inflight Amenities – means all catering services, food and beverages for passengers, and customary inflight supplies, including, but not limited to, Alaska inflight magazine, cups, napkins, pillows, blankets, trash bags, sick sacks, lavatory supplies, creamers, swizzle sticks and sugar in a form similar to or identical with that used by Alaska, in each case, in connection with the operation of Scheduled Flights as applicable.

Interline Agreement – means (i) business-related positive space travel privileges and (ii) standby business and personal use travel privileges.

Invoiced Amount – is defined in Section 3.05(a).

Lessor – is defined in Section 7.04.

Maintenance Contribution Costs – is defined in Paragraph (D) of Schedule 2.

Maintenance Flights – is defined in Section 2.01(c).

Maintenance Facilities – means such facilities as may be necessary to perform necessary maintenance on the Covered Aircraft.

Maintenance Program – means the maintenance program for the Covered Aircraft of the Contractor as approved by the FAA.

Operation Date – means, as to each Covered Aircraft, the date such aircraft begins Scheduled Flights, with the anticipated scheduled Operation Date being set forth on Schedule 1.

Overhaul – means the full reconditioning of the airframe and landing gear of a Covered Aircraft.

Parent Guarantor – means Alaska Air Group, Inc., a Delaware corporation, and its successors and permitted assigns.

Parent Guaranty – means the Parent Guaranty dated as of the Effective Date by the Parent Guarantor for the benefit of Contractor, as the same may be amended, modified or supplemented from time to time.

[***]

Pass-through Expenses – is defined in Paragraph (C)(4) of Schedule 2.

Passenger-Related Terminal Facilities – shall mean all passenger-related terminal facilities and spaces used in connection with the operation of Regional Airline Services, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters and curbside check-in facilities.

Person – means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

Proposed Schedule – is defined in Section 2.01(b).

Reasonable Operating Constraints and Conditions – means the operating constraints and conditions for Scheduled Flights set forth on Exhibit F.

Regional Airline Services – means the provisioning by Contractor to Alaska of Scheduled Flights and related ferrying using the Covered Aircraft, Spare Aircraft and Transition Aircraft in accordance with this Agreement.

Revenue Onboard – means one revenue-generating passenger on one flight segment, regardless of whether such flight segment is all or part of such passenger’s entire one-way flight itinerary.

Scheduled Flight – means any flight operated using Covered Aircraft pursuant to the terms of the Agreement, including, but not limited to, flights operated pursuant to the Final Monthly Schedule, flights otherwise made at Alaska’s request, diversion flights and Maintenance Flights. For avoidance of doubt, flights operated by Spare Aircraft or Transition Aircraft pursuant to the terms of the Agreement shall be deemed Scheduled Flights for all purposes of the Agreement.

Spare Aircraft – means any Bombardier CRJ-200/700 aircraft provided by Contractor which may be used by Contractor to replace any Covered Aircraft or Transition Aircraft, as the case may be, in the operation of a Scheduled Flight as provided in Section 2.01(d).

Term – has the meaning set forth in Section 7.01.

Term Sheet – is that certain Term Sheet (Capacity Purchase Agreement between Alaska Airlines, Inc. and SkyWest Airlines, Inc.) dated January 25, 2011.

Terminal Facilities – shall mean (i) all Passenger-Related Terminal Facilities and (ii) all other terminal facilities and spaces used in connection with the operation of Regional Airline Services, including without limitation all baggage makeup areas, inbound baggage areas, crew rooms, in- terminal office spaces, associated employee parking areas and other terminal facilities; but excluding Maintenance Facilities.

Transition Aircraft – means [***] neutrally-painted Bombardier CRJ-200 aircraft provided by Contractor which shall operate Schedule Flights during the Transition Period in partial replacement of the Covered Aircraft identified on Schedule 1 undergoing Induction Maintenance.

Transition Date – means May 14, 2011.

Transition Period – means the period commencing on the Transition Date and ending on the date the Induction Maintenance is completed with respect to the Covered Aircraft identified on Schedule 1 (such date anticipated to be June 16, 2011).

TSA – means the United States Transportation Security Administration.

Uncontrollable Cancellation – means a cancellation of a Scheduled Flight that is (A) solely weather-related, air traffic control-related or attributable to any cancellation caused by Alaska within [***] hours of scheduled departure, (B) flights cancelled due to aircraft damage caused by Alaska or its agents (other than Contractor), (C) flights cancelled due to ground handling or provisioning mismanagement, (D) the result of a non-carrier specific grounding of any Covered Aircraft, or during the Transition Period any Transition Aircraft, by regulatory or court order or other governmental action, or (E) cancellations due to extraordinary events beyond Contractor’s reasonable control.

EXHIBIT B

Terms of Codeshare Arrangements

1.Contractor’s use of AS code. During the Term of the Agreement, Alaska shall place its designator code, “AS”, on all Scheduled Flights operated by Contractor. Alaska may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its safety-related obligations, or material breach of any of its operational obligations, under the Agreement during the period that such breach continues. All Contractor operated flights that display the AS code are referred to herein as “AS* Flights”.

2.	Contractor’s display of AS code.

(a)

All AS* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which Alaska and Contractor participate, the Official Airline Guide (to the extent agreed upon) and Alaska’s and Contractor’s internal reservation systems, under the AS code, to the extent possible. Alaska and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all AS* Flights in accordance with the preceding sentence.

(b)	Alaska and Contractor will disclose and identify the AS* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

(i)a symbol will be used in timetables and computer reservation systems indicating that AS* Flights are actually operated by Contractor;

(ii)to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as AS* Flights;

(iii)Alaska and Contractor advertising concerning AS* Flights and Alaska and Contractor reservationists will disclose Contractor as the operator of each AS* Flight;

(iv)	Alaska Airlines’ website (www.alaskaair.com) and

(v)	in any other manner prescribed by law.

3.Terms and Conditions of Carriage. In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose code is designated on the ticket. Alaska and Contractor shall each cooperate with the other in the exchange of information necessary to conform each carrier’s contract of carriage to reflect service offered by the other carrier. For avoidance of doubt, the carrier whose code is designated on the ticket is the marketing carrier and not the operating carrier.

4.Notification of irregularities in operations. Contractor shall promptly notify Alaska of all irregularities involving a AS* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to Alaska as much detail as practicable. For purposes of this section, notification shall be made as follows: Managing Director Systems Operations Control, (206) 392-6029.

5.	Code Sharing License.

(a)Grant of License. Subject to the terms and conditions of the Agreement, Alaska hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the AS* designator code on all of its flights operated as a AS* Flight.

(b)Control of AS* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and Alaska shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor’s operation of AS* Flights.

6.Display of other codes. During the Term of the Agreement, Alaska shall have the exclusive right to determine which other airlines (“Alliance Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with Alaska and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by Alaska, with respect thereto.

EXHIBIT C

Interline Agreement for Employee Travel Privileges

[***]

EXHIBIT D

Use of Alaska Marks and Other Identification

1.

Grant. Alaska hereby grants to Contractor, and Contractor accepts, a revocable non- exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Alaska Marks (as defined below) and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2.	Ownership of the Alaska Marks and Other Identification.

a.

Alaska shall at all times remain the owner of the Alaska Marks and the other Identification and any registrations thereof and Contractor’s use of any Alaska Marks or other Identification shall clearly identify Alaska as the owner of such marks (to the extent practical and as required by Alaska) to protect Alaska’s interest therein. All use by Contractor of the Alaska Marks and the other Identification shall inure to the benefit of Alaska. Nothing in this Agreement shall give Contractor any right, title, or interest in the Alaska Marks or the other Identification other than right to use the Alaska Marks and the other Identification in accordance with the terms of this Agreement.

b.

Contractor acknowledges Alaska’s ownership of the Alaska Marks and the other Identification and further acknowledges the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges Alaska’s rights in the Identification or directly or indirectly challenges the validity of the Identification

3.	Use of the Alaska Marks and the Other Identification.

a.

Contractor shall use the Alaska Marks and other Identification only as granted prior authorization by Alaska and in accordance with such standards of quality as Alaska may establish. Any use of the Alaska Marks other than with respect to this Agreement or for internal purposes, shall require the prior written consent of Alaska. Alaska hereby consents to the use of all Alaska Marks with respect to the aircraft livery of the Covered Aircraft and all Inflight Amenities.

b.	Contractor shall use the Identification on all Covered Aircraft and all facilities, equipment and printed materials used in connection with the Regional Airline Services.

c.

Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit D, and specifically shall have no right to use the Alaska Marks or other Identification on or in any aircraft other than Covered Aircraft or in connection with any other operations or materials of Contractor.

d.

Alaska shall have exclusive control over the use and display of the Alaska Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit D), in which case Contractor shall as soon as practicable make such changes as are requested by Alaska to utilize the new Identification; provided that Alaska shall either pay directly the reasonable costs of making such changes to the Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes.

e.

Nothing shall abridge Alaska’s right to use and/or to license the Identification, and Alaska reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as Alaska may desire. No term or provision of this Agreement shall be construed to preclude the use of the Alaska Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4.

Alaska-Controlled Litigation. Alaska at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Alaska Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully with Alaska in the defense and protection of the Alaska Marks and other Identification as reasonably requested by Alaska, at Alaska’s expense. Contractor shall report to Alaska any infringement or imitation of, or challenge to, the Alaska Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel Alaska to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Alaska Marks and other Identification without the written agreement of Alaska. Alaska shall not be liable for any loss, cost, damage or expense suffered or incurred by Contractor because of Alaska’s failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Alaska shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by Alaska in preparing for and prosecuting the same, at Alaska’s request and expense.

5.

Revocation of License. Alaska shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to Alaska and the Alaska Marks and the other Identification shall not be used by Contractor, after the transition periods set forth below, in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) Contractor shall cease all use Alaska Marks and Identification within [***] days of the termination of the license and (ii) within such period, Contractor shall cease all use of such other Alaska Marks and Identification, and shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with Alaska, and (iii) Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Alaska Marks or other Identification or take actions that otherwise may infringe the Alaska Marks and the other Identification.

6.

Assignment. The non-exclusive license granted by Alaska to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of Alaska.

7.	Alaska Marks. The Alaska Marks are as follows:

Alaska

Alaska (stylized, frozen script) Alaska & Design (stripes)
Alaska Airlines

Eskimo design

and such other marks as they appear on the Inflight Amenities provided by Alaska.

8.	Aircraft Livery. The aircraft livery shall be as directed by Alaska.

EXHIBIT E

Use of Contractor Marks

1.

Grant. Contractor hereby grants to Alaska, and Alaska accepts, a revocable non- exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Contractor Marks (as defined below) in connection with Alaska’s entering into this Agreement, subject to the conditions and restrictions set forth herein.

2.	Ownership of the Contractor Marks.

a.

Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and Alaska’s use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical and as required by Contractor) to protect Contractor’s interest therein. All use by Alaska of the Contractor Marks shall inure to the benefit of Contractor. Nothing in this Agreement shall give Alaska any right, title, or interest in the Contractor Marks other than right to use the Contractor Marks in accordance with the terms of this Agreement

b.

Alaska acknowledges Contractor’s ownership of the Contractor Marks and further acknowledges the validity of the Contractor Marks. Alaska agrees that it will not do anything that in any way infringes or abridges Contractor’s rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

3.	Use of the Contractor Marks.

a.

Alaska shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish. Any use of the Contractor Marks other than with respect to this Agreement or for internal purposes, shall require the written consent of Contractor.

b.

Alaska shall use the Contractor Marks as necessary or appropriate in Alaska’s sole discretion in connection with the Regional Airline Services, including without limitation the sale or disposition by Alaska of the seat inventory of the Scheduled Flights.

c.

Alaska shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit E, and specifically shall have no right to use the Contractor Marks in connection with any other operations or materials of Alaska.

d.

Contractor shall have exclusive control over the manner of Alaska’s use and display of the Contractor Marks and Contractor may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit E), in which case Alaska shall as soon as practicable make such changes as are requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse Alaska for its reasonable expenses incurred in making such changes.

e.

Nothing shall abridge Contractor’s right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with Alaska as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4.

Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. Alaska agrees to cooperate fully with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor, at Contractor’s expense. Alaska shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. Alaska shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by Alaska because of Contractor’s failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Alaska agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same, at Contractor’s request and expense.

5.

Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided Alaska herein shall revert to Contractor and the Contractor Marks shall not be used by Alaska in connection with any operations of Alaska. Alaska shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft being withdrawn from this Agreement. Alaska shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Contractor Marks or take actions that otherwise may infringe the Contractor Marks.

6.

Assignment. The non-exclusive license granted by Contractor to Alaska is personal to Alaska and may not be assigned, sub-licensed or transferred by Alaska in any manner without the written consent of a duly authorized representative of Contractor.

7.	Contractor Marks. The Contractor Marks are as follows:

SW

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements, crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska. Unless otherwise agreed by the parties, the city pairs for the Scheduled Flights shall be as follows:

BUR-PDX

FAT-SEA

LGB-SEA

ONT-PDX

SBA-SEA

PDX-SEA

Further, with respect to the Spare Aircraft, Alaska may schedule the operation of such aircraft for Scheduled Flights solely during such time as a Covered Aircraft is undergoing a C-check (i.e., a “maintenance spare”). The parties anticipate the Spare Aircraft will be used to provide Scheduled Flights for [***].

In addition, with respect to Transition Aircraft, Alaska may schedule the operation for such aircraft for Scheduled Flights only during the Transition Period.

EXHIBIT G

Data Security Agreement

[***]

EXECUTION VERSION

FIRST AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “First Amendment”) is made and entered into as of October 19, 2013 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (the “CPA”).

B.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this First Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

C.Contractor and Alaska desire to amend the CPA to provide for the addition of three Covered Aircraft and to make the other changes and agreements as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

1.Schedule 1. Schedule 1 to the CPA is hereby amended and restated as set forth in the “First Amended and Restated Schedule 1” attached to this First Amendment, to add [***] additional CRJ-700 aircraft as “Covered Aircraft” to the terms of the CPA (the “2013 Aircraft”). Contractor will operate the 2013 Aircraft pursuant to the terms of the CPA. Identification information, and the commencement, operation and sublease expiration dates, for the 2013 Aircraft are set forth in such First Amended and Restated Schedule 1. Except as specifically modified by this First Amendment, the terms and conditions of the CPA shall apply to the 2013 Aircraft.

2.	Rates and Adjustments.

2.1Rates. In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2013 Aircraft, Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided that with respect to the 2013 Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(B) to Schedule 2” as attached to this First Amendment (and see further “Appendix”-related amendments below). For avoidance of doubts, the rates with respect to Covered Aircraft (other than the 2013 Aircraft) are as set forth in “Appendix 1(A) to Schedule 2” except (i) with respect to the “Fixed Cost Per Month”, which shall be as provided in Section 10 of this First Amendment below [***].

2.2Adjustments for New Regulations. In the event a mandatory regulation is proposed and enacted after the date hereof that materially increases the cost of the operations for the entire regional industry, including, but not limited to the mandatory crew rest changes set forth in 14 CFR 117, the rates for each of the Covered Aircraft (including, without limitation, the 2013 Aircraft) under the CPA as provided for in Schedule 2 to the CPA (including Appendix 1(A) and Appendix 1(B) thereto), all as amended, will be amended to reflect the actual and demonstrated cost impact of such changes; provided, however, that with respect to the mandatory crew rest changes set forth in 14 CFR 117, no such adjustment shall exceed [***] per block hour. For the avoidance of doubt, the mandatory crew rest changes set forth in 14 CFR 117 have not been implemented by Contractor as of the date hereof. Accordingly, the implementation of such crew rest rules (and related regulations) will result in the application of the terms of this Section 2.2 to the extent of actual and demonstrated cost impact to Contractor.

3.	Maintenance Contribution Costs.

3.1The parties acknowledge that as of the date of this First Amendment, the parties are unable to determine the maintenance contribution costs associated with the 2013 Aircraft. Accordingly, prior to the Operation Date of the each 2013 Aircraft, the parties hereto shall determine the maintenance contribution costs associated with such 2013 Aircraft using a methodology substantially similar to that previously used to determine the maintenance contribution costs for the Covered Aircraft, each acting reasonably, and that such amount shall be set forth on the attached “Appendix 3 to Schedule 2” (the “2013 Maintenance Contribution Costs”). If the parties are unable to agree on the maintenance contribution costs for any 2013 Aircraft prior to the Operation Date of such 2013 Aircraft, then, upon written notice, either party may terminate this First Amendment (together with the related sublease if in effect) with respect to the operation of such 2013 Aircraft. In such event, Alaska shall promptly reimburse Contractor for all third-party costs and expenses incurred by Contractor with respect to such terminated 2013 Aircraft prior to such termination.

3.2Upon determination by the parties of the maintenance contribution costs described in Section 3.1 above, the respective 2013 Maintenance Contribution Costs for the 2013 Aircraft will be included in the Invoiced Amount for the respective month of payment as identified on Appendix 3 to Schedule 2 and paid as provided in Section 3.05 of the CPA. The foregoing payments shall be made to account for the operation of the 2013 Aircraft prior to the Commencement Date.

4.Amendments to Schedule 2 Paragraph D. The current Paragraph D of Schedule 2 to the CPA is hereby amended to be renamed Paragraph “D.1.” The above Section 3 of this First Amendment is hereby added to Schedule 2 to the CPA as Paragraph “D.2” and inserted immediately following the newly titled Paragraph D.1.

5.	Delivery of 2013 Aircraft and Delivery Maintenance Costs.

5.1Delivery. The 2013 Aircraft will be delivered to Contractor pursuant to the terms of a Covered Aircraft Sublease substantially in the same form as previously agreed upon by and between Alaska and Contractor. On the Commencement Date, Alaska will deliver to Contractor (or caused to be delivered to Contractor) each 2013 Aircraft in compliance with a U.S. Standard Certificate of Airworthiness.

5.2	Pre-Delivery Maintenance.

5.2.1Prior to the Commencement Date, each of the 2013 Aircraft will undergo maintenance, service and repair primarily at a maintenance facility of an affiliate of Manufacturer, with such maintenance, service and repair being done in part to provide bridging maintenance associated with inclusion of the 2013 Aircraft into Contractor’s maintenance program (“Pre-Delivery Maintenance”). As to the first two 2013 Aircraft to be delivered pursuant to the delivery schedule, Alaska and Contractor have previously agreed on the scope of such Pre-Delivery Maintenance. The parties agree that as to the third 2013 Aircraft to be delivered pursuant to the delivery schedule, the scope of such Pre-Delivery Maintenance will be substantially similar to the Pre-Delivery Maintenance with respect to the initial two 2013 Aircraft, taking into consideration the respective maintenance needs of such aircraft.

5.2.2With respect to Pre-Delivery Maintenance for each 2013 Aircraft, Contractor agrees to reimburse Alaska for third-party maintenance expenses incurred by Alaska in an amount not to exceed [***] per-2013 Aircraft (“Pre-Delivery Maintenance Costs”). Within [***] days following the Commencement Date of each 2013 Aircraft, Alaska will present to Contractor an invoice reflecting the Pre-Delivery Maintenance Costs for such aircraft, such invoice containing reasonable detail of the Pre- Delivery Maintenance performed and the costs associated therewith. Such Pre-Delivery Maintenance Costs will be reconciled as part of the reconciliation process for such month as provided in Section 3.05(b) of the CPA.

5.3Post-Delivery Service Bulletin Maintenance. Following the Commencement Date, in connection with bridging maintenance associated with inclusion of each 2013 Aircraft into Contractor’s maintenance program, at Contractor’s cost and expense one or more of the service bulletins identified in Exhibit I may be accomplished by Contractor to the extent it is mutually agreed that such service bulletin was not accomplished as part of the Pre-Delivery Maintenance (“SB Bridging Maintenance”). Costs (labor and materials) incurred by Contractor in connection with such SB Bridging Maintenance shall be accounted for at the rates set forth in Exhibit I (such costs, “SB Bridging Maintenance Costs”); provided, that if a service bulletin kit that was otherwise previously provided free of charge by the applicable manufacturer is not provided to Contractor, then the “Kit Cost” as identified in Exhibit I shall be the actual service bulletin kit cost incurred by Contractor to purchase such service bulletin kit. As of the Operation Date of each 2013 Aircraft, Contractor will provide a notice to Alaska identifying the SB Bridging Maintenance performed (or to be performed) by Contractor with respect to such aircraft, together with the SB Bridging Maintenance Costs associated therewith.

5.4	Payment of Delivery Maintenance Cost.

5.4.1With respect to each 2013 Aircraft, Appendix 4 to Schedule 2 will reflect an amount equal to the sum of [***]. Promptly following the applicable Operation Date of each 2013 Aircraft, Appendix 4 to Schedule 2 will be revised to reflect the foregoing sum for each 2013 Aircraft.

5.4.2[***]

5.4.3[***]

5.5Further, Alaska shall pay to Contractor the “One Time Induction Costs” as set forth in “Appendix 1(B) to Schedule 2” attached to this First Amendment, which is intended to pay for one-time ACARS expenses for the 2013 Aircraft, painting expenses associated with Induction Maintenance with respect to the 2013 Aircraft and crew training related to Contractor’s performance under this First Amendment, and which is stated in a per-2013 Aircraft amount, as set forth on “Appendix 1(B) to Schedule 2” attached to this First Amendment. Such payment to be made on the first [***] payment date described in Section 3.05(a) of the CPA to occur following the Operation Date of such 2013 Aircraft.

5.6Replacement Parts. In order to facilitate timely delivery of each 2013 Aircraft, Contractor may agree to loan or provide certain parts (including seats) (“Replacement Parts”) to Alaska in place of such similar parts that are unserviceable and/or undergoing maintenance work and/or are otherwise being replaced as of the Commencement Date (“Replaced Parts”). In the event Contractor does loan or provide any Replacement Parts to Alaska for such purpose, Alaska agrees that as soon as possible following delivery of the 2013 Aircraft to Contractor, it will in its sole discretion either (i) deliver or cause to be delivered the Replaced Parts in serviceable condition at no cost to Contractor, or (ii) reimburse Contractor for the actual cost of such Replacement Part provided by Contractor (provided, that as to any seats provided by Contractor, Alaska will reimburse Contractor for the actual cost of such seats).

6.Amendments to Schedule 2 Paragraph B. The current Paragraph B of Schedule 2 to the CPA is hereby amended to be renamed Paragraph “B.1.” The above Section 5 of this First Amendment is hereby added to Schedule 2 to the CPA as Paragraph “B.2” and inserted immediately following the newly titled Paragraph B.1.

7.Amendment to Section 3.05(c). The phrase “(including subsections)” is hereby added to the last line of Section 3.05(c) of the CPA, immediately prior to the words “of Schedule 2 hereto.”

8.	Amendments to “Appendix” References.

8.1The current “Appendix 1 to Schedule 2” is hereby renamed “Appendix 1(A) to Schedule 2”. The “Appendix 1(B) to Schedule 2” attached to this First Amendment is hereby added to the CPA as “Appendix 1(B) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2” and “Appendix 1(B) to Schedule 2”, as applicable with respect to the 2013 Aircraft and the other Covered Aircraft (other than the 2013 Aircraft).

8.2The “Appendix 3 to Schedule 2” attached to this First Amendment is hereby added to the CPA as “Appendix 3 to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 2 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 2 to Schedule 2” and to “Appendix 3 to Schedule 2”, as applicable with respect to the 2013 Aircraft.

9.Delivery of Aircraft; Overnight Maintenance. Alaska shall deliver the 2013 Aircraft to Contractor, or cause that the 2013 Aircraft shall be delivered to Contractor, at the Bombardier service center in West Virginia where the C-check referenced in Section 5.1(iv) is being performed, or a mutually agreed upon other location. The ongoing overnight maintenance to be performed on the 2013 Aircraft by Contractor shall be completed at one of the following Contractor maintenance stations: COS, SLC or TUS, and the remaining Covered Aircraft shall continue to have their ongoing overnight maintenance to be performed at FAT.

10.	Spare Aircraft.

10.1[***]

10.2Rates. Commencing on the CRJ-700 Availability Date, the “Fixed Cost Per Month” shall be as provided in Appendix 1(B) to Schedule 2.

11.Floor Beam Modification; Exhibit H. With respect to all Covered Aircraft (including, without limitation, the 2013 Aircraft), Contractor intends to accomplish any required (now or in the future) floor beam modification as directed by Bombardier relating to the Covered Aircraft (including, without limitations, the 2013 Aircraft), at a future time mutually agreed to by Contractor and Alaska, but in all events prior to any mandatory completion date related thereto. Exhibit H attached to this First Amendment identifies the service bulletins involved in accomplishing such floor beam modification, which exhibit is hereby added to the CPA as “Exhibit H” thereto. [***]

12.Transition Period. In the event any or all of the 2013 Aircraft are not in a condition to operate Scheduled Flights on [***], Contractor will provide [***] CRJ-200 aircraft (such aircraft, “Replacement Aircraft”) as follows: [***]. Each Replacement Aircraft provided hereunder shall operate Scheduled Flights, subject to Reasonable Operating Constraints and Conditions and shall be deemed Covered Aircraft for all purposes of the CPA; provided, that in addition to the payments contemplated in Schedule 2 of the CPA, Contractor will be entitled to the payment of the “AC Ownership CRJ200” rate as provided in Appendix 1(B) to Schedule 2 during the relevant periods referenced above. Contractor shall act diligently in performing Induction Maintenance following the respective Commencement Date with respect to each 2013 Aircraft in order to meet the “Scheduled Operation Dates” set forth in the First Amended and Restated Schedule 1.

13.Representations, Warranties and Covenants. The representations, warranties and covenants of each party set forth in Article VIII of the CPA are hereby reaffirmed by the respective party as to the specific representations, warranties and covenants made by such party.

14.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “First Amended and Restated Exhibit F” attached to this First Amendment.

15.	Miscellaneous.

15.1Effect of Amendment. Except as set forth in this First Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this First Amendment. The terms and conditions set forth in this First Amendment are hereby made a part of and are incorporated by this reference into the CPA.

15.2Counterparts. This First Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

15.3Entire Agreement. This First Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	VP Planning & Revenue Management

SKYWEST AIRLINES, INC.

By:	/s/ Michael J. Kraupp
Name:	Michael J. Kraupp
Title:	Chief Financial Officer and Treasurer

FIRST AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

Appendix 1(B) to SCHEDULE 2

Base Compensation Rates

[***]

Appendix 3 to SCHEDULE 2

Maintenance Contribution Costs

[***]

Appendix 4 to SCHEDULE 2

Delivery Maintenance Costs

[***]

FIRST AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements, crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

[***]

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of this First Amendment.

Further, until such time as a CRJ-700 aircraft is available for operation as a Spare Aircraft, with respect to the Spare Aircraft, Alaska may schedule the operation of such aircraft for Scheduled Flights solely during such time as a Covered Aircraft is undergoing a C-check (i.e., a “maintenance spare”), which the parties anticipate will be for [***].

EXHIBIT H

Floor Beam Modification

[***]

EXHIBIT I

SB BRIDGING MAINTENANCE

[***]

EXECUTION VERSION

SECOND AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Second Amendment”) is made and entered into as of October 15, 2014 to be effective as of January 1, 2014 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated October 19, 2013, Alaska and Contractor amended the CPA to add three additional Covered Aircraft and to make certain other amendments (such amendment, the “First Amendment”).

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Second Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

1.Adjustments for New Regulations. In accordance with Section 2.2 of the First Amendment, the parties hereto agree that the Base Compensation rates for each of the Covered Aircraft (including, without limitation, the 2013 Aircraft) under the CPA shall be adjusted by adding a new per block hour rate under the heading “Variable cost per Completed Block Hour” in each of Appendix 1(A) and Appendix 1(B) of Schedule 2, with such new per block hour rate being set forth in Exhibit A hereto (the “FAR 117 Rate”). The FAR 117 Rate shall commence as of [***], with necessary reconciliation for periods prior to the Effective Date being completed in connection with the next reconciliation period following the Effective Date.

2.Maintenance Contribution Costs. In accordance with Section 3.1 of the First Amendment, the maintenance contribution costs for the 2013 Aircraft is set forth on “Appendix 3 to Schedule 2” attached hereto.

3.	Payment of Delivery Maintenance Cost.

3.1In accordance with Section 5.4.1 of the First Amendment, the Delivery Maintenance Costs are hereby reflected in Appendix 4 to Schedule 2 attached hereto.

3.2[***]

4.	Spare Aircraft.

4.1[***]

4.2Use. Subject to Reasonable Operating Constraints and Conditions, the Spare Aircraft may be scheduled to accommodate the painting of the Covered Aircraft.

5.	Miscellaneous.

5.1Effect of Amendment. Except as set forth in this Second Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Second Amendment. The terms and conditions set forth in this Second Amendment are hereby made a part of and are incorporated by this reference into the CPA.

5.2Counterparts. This Second Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

5.3Entire Agreement. This Second Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	SR VP Planning & R.M

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	EVP

Exhibit A

[***]

Appendix 3 to SCHEDULE 2

Maintenance Contribution Costs

[***]

Appendix 4 to SCHEDULE 2

Delivery Maintenance Costs

[***]

EXECUTION VERSION

THIRD AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Third Amendment”) is made and entered into as of November 11, 2014 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated October 19, 2013, Alaska and Contractor amended the CPA to add three additional Covered Aircraft and to make certain other amendments (such amendment, the “First Amendment”).

C.By amendment dated October 15, 2014, Alaska and Contractor amended the CPA deal with certain costs and maintenance payments (such amendment, the “Second Amendment”).

D.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Third Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the “Second Amended and Restated Schedule 1” attached to this Third Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (the “2014 Firm Embraer E-175 Aircraft”). Contractor will engage in Part 121 operations using the 2014 Firm Embraer E-175 Aircraft pursuant to the terms of the CPA, as amended and supplemented by this Third Amendment. Except as specifically modified by this Third Amendment, the terms and conditions of the CPA shall apply to the 2014 Firm Embraer E-175 Aircraft and the 2014 Option Embraer E-175 Aircraft (as defined below).

1.2Acquisition of 2014 Firm Embraer E-175 Aircraft. Contractor will use commercially reasonable efforts to acquire the 2014 Firm Embraer E-175 Aircraft by the “Anticipated Acquisition Month” set forth in the Second Amended and Restated Schedule 1. If Contractor is unable to acquire a 2014 Firm Embraer E-175 Aircraft by the “Anticipated Acquisition Month” for such aircraft as set forth on the Second Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor; [***]. The Second Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2014 Firm Embraer E-175 Aircraft.

1.3	Term. In addition to the obligations of Alaska provided for in the first sentence of Section

2.01of the CPA, Alaska agrees to purchase the capacity of each 2014 Firm Embraer E-175 Aircraft for the period beginning on, as to each 2014 Firm Embraer E-175 Aircraft, the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications. The 2014 Firm Embraer E-175 Aircraft and the 2014 Option Embraer E-175 Aircraft (as defined below) will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position. Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each 2014 Firm Embraer E-175 Aircraft with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6Covered Aircraft Sublease. The 2014 Firm Embraer E-175 Aircraft and the 2014 Option Embraer E-175 Aircraft will not be provided to Contractor by Alaska (or an Affiliate of Alaska) pursuant to a Covered Aircraft Sublease.

SECTION 2.Rates.

2.1Appendix 1 to Schedule 2. In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2014 Firm Embraer E-175 Aircraft, Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2014 Firm Embraer E-175 Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(C) to Schedule 2” as attached to this Third Amendment (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Appendix 1(C) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2014 Firm Embraer E-175 Aircraft as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Appendix 1(C) to Schedule 2 with respect to the 2014 Firm Embraer E-175 Aircraft, Schedule 2 is hereby amended as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting a new paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in Appendix 1(C) to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is deleted in its entirety and replaced as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft;

2 | Page

provided, that the operation of a Transition Aircraft during the Transition Period shall be considered the operation of a Covered Aircraft for purposes thereof. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft, Spare Aircraft and Transition Aircraft shall be included in such determination; provided, that if a Scheduled Flight scheduled to be operated by 2014 Firm Embraer E-175 Aircraft or a 2014 Option Embraer E-175 aircraft is operated by a Spare Aircraft other than an Embraer E-175 aircraft, then the rates to be applied are the rates that would otherwise apply to the CRJ-700 aircraft (other than the 2013 Aircraft). For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended by inserting new clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1(C) of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1(C) of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby amended by inserting a new paragraph therein, immediately following the first paragraph and prior to the flush language, as follows:

[***]

(v)Section (4) of Paragraph (C) of Schedule 2 (Pass-through Expenses) is hereby amended by inserting new clause (v) immediately following clause (iv) therein:

“(v)as to the 2014 Firm Embraer E-175 Aircraft, aircraft property taxes.”

(vi)The FAR 117 Rate is reflected in the rates provided for in Appendix 1(C) of Schedule 2 hereto with respect to the 2014 Firm Embraer E-175 Aircraft and shall not additionally apply with respect to the 2014 Firm Embraer E-175 Aircraft or the 2014 Option Embraer E-175 Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each of the 2014 Firm Embraer E-175 Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per 2014 Firm Embraer E-175 Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such 2014 Firm Embraer E-175 Aircraft.

3 | Page

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 3.Overnight Maintenance. Maintenance with respect to the 2014 Firm Embraer E-175 Aircraft and, if applicable, the 2014 Option Embraer E-175 Aircraft, will be performed in BOI, COS or ORD; provided, that as to maintenance performed at BOI, such maintenance may be performed in the ramp area if necessary; and, provided further, if at any time the BOI facility is not available for maintenance and the maintenance work cannot otherwise be performed on the ramp area at BOI, the maintenance may be performed in SLC. In preparing the flight schedules as provided in Section 2.01(b) of the CPA, Alaska will schedule the operation of the 2014 Firm Embraer E-175 Aircraft and, if applicable, the 2014 Option Embraer E-175 Aircraft, in such a manner as to accommodate the foregoing maintenance bases of Contractor. Taking into account the foregoing, routes to be operated by Contractor using the 2014 Firm Embraer E-175 Aircraft and, if applicable, the 2014 Option Embraer E-175 Aircraft, will be determined solely by Alaska, taking into account Reasonable Operating Constraints.

SECTION 4.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “Second Amended and Restated Exhibit F” attached to this Third Amendment.

SECTION 5.[***]

SECTION 6.[***]

SECTION 7.Option Aircraft.

7.1.Exercise of Option. Subject to the terms and conditions set forth below in this Section 7, during the Term, Alaska shall have the right and option to add as Covered Aircraft up to [***] new Embraer E-175 aircraft (the “2014 Option Embraer E-175 Aircraft”), with a maximum of [***] such aircraft being delivered from Embraer from [***] (“Group #1”) and a maximum of [***] such aircraft being delivered from Embraer from [***] (“Group #2”) (such relevant time period, the “Option Window”). The exercise of the foregoing right with respect to each Group #1 and Group #2 shall be subject to the following conditions:

(i)Alaska shall provide written notice (such notice, the “Option Notice”) to Contractor of the number of 2014 Option Embraer E-175 Aircraft to be added for the respective Group #1 and Group #2 and the anticipated Operation Date for such aircraft, no later than, in the case of Group #1, [***] and, in the case of Group #2, [***];

(ii)within [***] days following receipt of the Option Notice, Contractor will provide Alaska in writing with the “Fixed Cost Per Month – Aircraft Ownership – ERJ 175” for such aircraft, together with the anticipated acquisition month during the applicable Option Window (such notice, the “Ownership Notice”), with such ownership rate being determined using the same methodology used to determine such rate for the 2014 Firm Embraer E-175 Aircraft, taking into account market conditions at the time of the Option Notice; and

4 | Page

(iii)within [***] days following receipt of the Ownership Notice, Alaska shall indicate in writing whether Alaska elects to include such aircraft as a Covered Aircraft under the CPA or declines to include aircraft as a Covered Aircraft under the CPA (such notice, the “Confirmation Notice”). Failure to provide such Confirmation Notice shall be deemed an election by Alaska to not include such aircraft as a Covered Aircraft under the CPA.

7.2Terms. Provided that Alaska has provided to Contractor the Confirmation Notice electing to include such aircraft as a Covered Aircraft under the CPA, the following terms and conditions shall apply to the applicable 2014 Option Embraer E-175 Aircraft:

(i)the anticipated acquisition month shall be no more than [***] months and no less than [***] prior to the anticipated Operation Date;

(ii)	the Operation Date of no more than [***] such aircraft may be in the same month;

(iii)the capacity of each 2014 Option Embraer E-175 Aircraft shall be purchased by Alaska as part of the CPA for the period beginning on, as to each 2014 Option Embraer E-175 Aircraft, the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement;

(iv)the base and incentive compensation for the 2014 Option Embraer E-175 Aircraft shall be as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2014 Option Embraer E-175 Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(C) to Schedule 2” as attached to this Third Amendment; and, provided further, the “Fixed Cost Per Month – Aircraft Ownership – ERJ 175” rate shall be determined as provided in Section 7.1(ii) above, subject to adjustment as provided in Appendix 1(C) to Schedule 2. For periods of the Term extended beyond the rate periods set forth in Appendix 1(C) to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculated Appendix 1(C) to Schedule 2 as in effect as of the date hereof, each party acting reasonably;

(v)with respect to one-time crew training costs for each of the 2014 Option Embraer E-175 Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per 2014 Option Embraer E-175 Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such 2014 Option Embraer E-175 Aircraft; and

(vi)Alaska and Contractor shall execute any and all documents or amendments to this Agreement as necessary to provide that such 2014 Option Embraer E-175 Aircraft are subject to the terms and conditions of this Agreement.

7.3	Removal of CRJ-700 Covered Aircraft.

5 | Page

7.3.1In connection with the foregoing, Alaska may remove from the terms of the CPA, on a one for one basis, up to [***] CRJ-700 Covered Aircraft subject to a Covered Aircraft Sublease then operating under the terms of the CPA for each 2014 Firm Embraer E-175 Aircraft or 2014 Option Embraer E-175 Aircraft added hereunder. Removal of a CRJ-700 Covered Aircraft pursuant to this Section 7.3.1 shall be subject to the following additional conditions:

(i)a removal in connection with the addition of a 2014 Firm Embraer E-175 Aircraft may occur only after [***]; provided, that if such CRJ-700 Covered Aircraft is owned by Alaska or an Affiliate of Alaska, such removal may occur at any time on or after the Operation Date of the 2014 Firm Embraer E-175 Aircraft;

(ii)a removal in connection with the addition of a 2014 Option Embraer E-175 Aircraft may occur at any time on or after the Operation Date of the 2014 Option Embraer E-175 Aircraft; and

(iii)Alaska shall give Contractor [***] days’ prior written notice of the removal date of the applicable CRJ-700 Covered Aircraft.

7.3.2[***]

7.3.2[***]

7.4Embraer 175 G2 Aircraft. Contractor has certain rights to acquire Embraer 175 G2 aircraft (“G2 Aircraft”) from Embraer. Upon written agreement with Alaska as to the terms and conditions (financial and operational) of the operation of such G2 Aircraft as Covered Aircraft hereunder (the “G2 Agreement”), Contractor will use commercially reasonable efforts to acquire such G2 Aircraft from Embraer. The obligation of Contractor under this Section 7.4 is conditioned up the following:

(i)Contractor having the right to acquire such G2 Aircraft under the agreement with Embraer at the time of the G2 Agreement; and

(ii)	Alaska and Contractor entering into the G2 Agreement on or before [***].

SECTION 8.Spare Aircraft.

8.1	Section 2.01(d) of the CPA is hereby amended and restated in its entirety as follows:

“(d) Spare Aircraft. Subject to Reasonable Operating Constraints and Conditions, Contractor shall maintain [***] Spare Aircraft to operate Scheduled Flights as contemplated in Exhibit F (i.e., a “maintenance spare”). Contractor shall use commercially reasonable efforts to use a neutrally painted Spare Aircraft for such Scheduled Flights. For avoidance of doubt, this Agreement does not contemplate the use by Contractor of an operational spare; provided, that at Contractor’s option, Contractor may use a Spare Aircraft to operate Schedule Flights on an as needed basis.

Notwithstanding the foregoing, from and after [***], subject to Reasonably Operating Constraints and Conditions, during the Term Contractor shall maintain [***] Spare Aircraft as an operational aircraft to be used to operate Scheduled Flights as contemplated in Exhibit F. Contractor shall use commercially reasonable efforts to use a neutrally painted Spare Aircraft for such Scheduled Flights.”

6 | Page

8.2If Alaska exercises the option rights provided for in Section 7.1 of this Third Amendment, the parties shall, each acting reasonably, discuss the addition of an additional spare aircraft to support the operations of Contractor hereunder.

SECTION 9.Amendments to “Appendix” References and Exhibits.

9.1The “Appendix 1(C) to Schedule 2” attached to this Third Amendment is hereby added to the CPA as “Appendix 1(C) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, or Appendix 1(C) to Schedule 3, as applicable with respect to the 2014 Firm Embraer E-175 Aircraft, the 2013 Aircraft, the 2014 Option Embraer E-175 Aircraft and the other Covered Aircraft (other than the 2013 Aircraft, the 2014 Firm Embraer E-175 Aircraft and the 2014 Option Embraer E-175 Aircraft).

9.2The definition of “Expiration Date” as set forth in Exhibit A shall be deleted in its entirety and replaced as follows:

“Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties.”

9.3Exhibit F to the CPA is hereby amended and restated as set forth in the “Second Amended and Restated Exhibit F” attached to this Third Amendment.

SECTION 10.Miscellaneous.

10.1Effect of Amendment. Except as set forth in this Third Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Third Amendment. The terms and conditions set forth in this Third Amendment are hereby made a part of and are incorporated by this reference into the CPA.

10.2Counterparts. This Third Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

10.3Entire Agreement. This Third Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

7 | Page

IN WITNESS WHEREOF, the parties have duly executed this Third Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	SR VP Planning & R.M.

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	EVP

[Signature page to Third Amendment to Capacity Purchase Agreement]

SECOND AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

Appendix 1(C) to SCHEDULE 2

Rates for 2014 Firm Embraer E-175 Aircraft

[***]

EXHIBIT A to Appendix 1(C) to Schedule 2

1.	OPTIONAL EQUIPMENT:

[***]

SECOND AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C-checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

[***]

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of the First Amendment and Section 3 of this Third Amendment.

Spare Aircraft

As contemplated in Section 4.1 of the Second Amendment, the CRJ-700 Availability Date is [***].

For periods prior to [***], the Spare Aircraft [***] shall be used solely to provide Schedule Flights for Covered Aircraft subject to maintenance or to accommodate painting of the Covered Aircraft.

From and after [***], With respect to the Spare Aircraft, such Spare Aircraft shall be an operational spare that may be used to operated a Scheduled Flight for a Covered Aircraft that was unable to operated such flight for any reasons. Accordingly, from and after [***], Alaska acknowledges that the Final Monthly Schedule for the Covered Aircraft will need to accommodate adequate down-time for the maintenance requirements of the Covered Aircraft and Spare Aircraft.

EXECUTION VERSION

FOURTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Fourth Amendment”) is made and entered into as of January 8, 2015 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such aircraft, the “2014 Firm Embraer E-175 Aircraft”).

C.Alaska requested a change in the Operation Date for certain of the 2014 Firm Embraer E-175 Aircraft.

D.Contractor has reached an agreement with manufacturer accommodating such changes in Operation Date and the aircraft optional equipment.

E.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Fourth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Amendments.

1.1Change in Operation Date. Schedule 1 to the CPA is hereby amended and restated as set forth in the “Third Amended and Restated Schedule 1” attached to this Fourth Amendment to make certain changes to the “Anticipated Scheduled Operation Date” and the “Anticipated Acquisition Month”, all as set forth in the Third Amended and Restated Schedule 1 attached hereto.

1.2Appendix 1(C) to Schedule 2. The table set forth in Section 1.2 of Appendix 1(C) to Schedule 2 is hereby restated as follows:

[***]

1.3Effect of Amendment. Except as set forth in this Fourth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Fourth Amendment. The terms and conditions set forth in this Fourth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

SECTION 2.Miscellaneous.

2.1Counterparts. This Fourth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.2Entire Agreement. This Fourth Amendment, including the attachments hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Fourth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Senior VP, Network Planning & Revenue Management

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	EVP

[Signature page to Fourth Amendment to Capacity Purchase Agreement]

THIRD AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

Execution Version

FIFTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Fifth Amendment”) is made and entered into as of May 11, 2015 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”).

C.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA and, concurrent with the addition of such Embraer E-175 aircraft, to remove [***] Bombardier CRJ-700 aircraft as Covered Aircraft under the terms of the CPA.

D.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Fifth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft and Bombardier CRJ-700 Aircraft.

1.1Addition and Removal of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Fifth Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (the “2016 EMB Aircraft”). Contractor will engage in Part 121 operations using the 2016 EMB Aircraft pursuant to the terms of the CPA, as amended and supplemented by this Fifth Amendment. Except as specifically modified by this Fifth Amendment, the terms and conditions of the CPA shall apply to the 2016 EMB Aircraft.

1.2Acquisition of 2016 EMB Aircraft. Contractor will use commercially reasonable efforts to acquire the 2016 EMB Aircraft by the “Anticipated Acquisition Month” set forth in the Fourth Amended and Restated Schedule 1. If Contractor is unable to acquire a 2016 EMB Aircraft by the “Anticipated Acquisition Month” for such aircraft as set forth on the Fourth Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Fourth Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2016 EMB Aircraft.

1.3Term for 2016 EMB Aircraft. In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each 2016 EMB Aircraft for the period beginning on, as to each 2016 EMB Aircraft, the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for 2016 EMB Aircraft. The 2016 EMB Aircraft will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for 2016 EMB Aircraft. Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each 2016 EMB Aircraft with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6Covered Aircraft Sublease. The 2016 EMB Aircraft will not be provided to Contractor by Alaska (or an Affiliate of Alaska) pursuant to a Covered Aircraft Sublease.

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding new definitions thereto, and by amending and restating certain defined terms, all as provided below:

2014 Firm Embraer E-175 Aircraft – is defined in Section 1.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft – is defined in Section 7.1 of the Third Amendment to this Agreement.

2016 EMB Aircraft – is defined in Section 1.1 of the Fifth Amendment to this Agreement.

Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties; provided, as to each EMB Aircraft, the Expiration Date for each such aircraft shall be as provided in Section 1.3 of this Fifth Amendment and Section 1.3 of the Third Amendment, as applicable.

EMB Aircraft – means collectively, the 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft.

FAR 117 Rate – is defined in Section 1 of the Second Amendment to this Agreement.

Spare Aircraft – means any Bombardier CRJ-700 aircraft provided by Contractor which may be used by Contractor to replace any Covered Aircraft or Transition Aircraft, as the case may be, in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Third Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Third Amendment is hereby amended and restated as follows:

SECTION 2. Rates.

2 | Page

2.1Appendix 1 to Schedule 2. In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft, Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the EMB Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(D) to Schedule 2” as attached to this Fifth Amendment at Annex 2 (and see further “Appendix”-related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E-175 Aircraft, the rates set forth in Part A of Appendix 1(D) to Schedule 2 will be adjusted prior to delivery of the first 2014 Option Embraer E-175 Aircraft to take into account the timing of maintenance events in a manner consistent with the methodology used to determine the rates set forth in Appendix 1(D) to Schedule 2 generally, each party acting reasonably. Subject to adjustment as provided in Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the EMB Aircraft as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in Part A of Appendix 1(D) to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculate Part A of Appendix 1(D) to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Appendix 1(D) to Schedule 2 with respect to the EMB Aircraft, Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in Third Amendment as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in Appendix 1(D) to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination; provided, that if a Scheduled Flight scheduled to be operated by an EMB Aircraft is operated by a Spare Aircraft other than an Embraer E-175 aircraft, then the rates to be applied are the rates that would otherwise apply to the CRJ-700 aircraft (other than the 2013 Aircraft). For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this

3 | Page

Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1(D) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1(D) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby amended and restated as follows:

3.[***]

(v)Section (4) of Paragraph (C) of Schedule 2 (Pass-through Expenses) is hereby amended by inserting new clause (v) immediately following clause

(iv) therein:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)The FAR 117 Rate is reflected in the rates provided for in Appendix 1(D) of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

4 | Page

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

3.2Amendment to Section 7 of the Third Amendment. Section 7 of the Third Amendment is hereby amended as follows:

(i)	Section 7.2(iv) is hereby deleted and restated as: “(iv) intentionally deleted.”

(ii)	Section 7.2(v) is hereby deleted and restated as: “(v) intentionally deleted.”

SECTION 4.Section 3 of the Third Amendment is hereby amended and restated as follows:

SECTION 3.Overnight Maintenance. Maintenance with respect to the Covered Aircraft will be performed in BOI, COS, TUS or SLC. In preparing the flight schedules as provided in Section 2.01(b) of the CPA, Alaska will schedule the operation of the Covered Aircraft in such a manner as to accommodate the foregoing maintenance bases of Contractor. Taking into account the foregoing, routes to be operated by Contractor using the Covered Aircraft will be determined solely by Alaska, taking into account Reasonable Operating Constraints.

SECTION 5.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “Third Amended and Restated Exhibit F” attached to this Fifth Amendment at Annex 3.

SECTION 6.[***]

SECTION 7.[***]

SECTION 8.Spare Aircraft.

8.1	Section 2.01(d) of the CPA is hereby amended and restated in its entirety as follows:

(d)Spare Aircraft. Subject to Reasonable Operating Constraints and Conditions, Contractor shall maintain [***] Spare Aircraft to operate Scheduled Flights as contemplated in Exhibit F. Contractor shall use commercially reasonable efforts to use a neutrally painted Spare Aircraft for such Scheduled Flights.

8.2	Section 8.2 of the Third Amendment is hereby amended and restated as follows:

8.2Not later than [***], the parties shall, each acting reasonably, discuss the replacement of a Bombardier CRJ-700 aircraft with an Embraer E-175 aircraft as the Spare Aircraft, taking into account operational reliability, scheduled maintenance and network planning for the EMB Aircraft fleet.

5 | Page

8.3For the avoidance of doubt, with respect to the Spare Aircraft, the “Fixed Cost Per Month” shall be as provided in Appendix 1(B) to Schedule 2.

SECTION 9.Removal of Bombardier CRJ-700 Aircraft.

9.1Removed Aircraft. Concurrent with the Operation Date of each 2016 EMB Aircraft as a Covered Aircraft, [***] Bombardier CRJ-700 aircraft will be removed as a Covered Aircraft under the terms of this Agreement, with such anticipated scheduled Operation Dates and anticipated early removal dates being set forth in the Fourth Amended and Restated Schedule 1 attached hereto. The Bombardier CRJ-700 aircraft to be so removed will be determined at the time of the determination of the Operation Date of the applicable 2016 EMB Aircraft as contemplated in the Fourth Amended and Restated Schedule 1 (each such removed Bombardier CRJ-700 aircraft, a “Removed Aircraft”). Except as expressly provided herein, the rights and obligations of each of Contractor and Alaska under the Agreement with respect to the Removed Aircraft shall terminate on the removal date of such aircraft (such date, as to each Removed Aircraft, the “Removal Date”).

9.2	Maintenance Contribution Costs. [***]

9.3[***]

9.4[***]

9.5	Bridging Burden Costs.

(i)[***]

9.6Floor Beam Modification Costs. Section 11 of the First Amendment to the Agreement provides for the payment by Alaska to Contractor of certain costs with respect to all Covered Aircraft for completion by Contractor of any required floor beam modification. As of the Effective Date of this Fifth Amendment, [***].

9.7	Incentive Compensation relating to the Controllable Completion Rate.

[***]

SECTION 10.Amendments to “Appendix” References.

10.1 The “Appendix 1(D) to Schedule 2” attached to this Fifth Amendment at Annex 2 is hereby added to the CPA as “Appendix 1(D) to Schedule 2” in replacement of “Appendix 1(C) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, or “Appendix 1(D) to Schedule 2”, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 11.Miscellaneous.

11.1Effect of Amendment. Except as set forth in this Fifth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Fifth Amendment. The terms and conditions set forth in this Fifth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

6 | Page

11.2Counterparts. This Fifth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

11.3Entire Agreement. This Fifth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

7 | Page

IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	EVP & Chief Revenue Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Fifth Amendment to Capacity Purchase Agreement]

ANNEX 1

Fourth Amended and Restated Schedule 1

[see attached]

FOURTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

ANNEX 2

Appendix 1(D) to Schedule 2

[see attached]

[***]

EXHIBIT A to Appendix 1(D) to Schedule 2

1.	OPTIONAL EQUIPMENT:

[***]

ANNEX 3

Third Amended and Restated Exhibit F

[***]

THIRD AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C-checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

[***]

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of the First Amendment and Section 4 of this Fifth Amendment.

Spare Aircraft

As contemplated in Section 4.1 of the Second Amendment, the CRJ-700 Availability Date is [***].

As of the Effective Date of the Fifth Amendment, [***]. Accordingly, Alaska acknowledges that the Final Monthly Schedule for the Covered Aircraft will need to provide for adequate down-time for the maintenance requirements of the Covered Aircraft by pulling down one line of flying for the period of maintenance.

Overnight Maintenance.

With respect to the Covered Aircraft other than the EMB Aircraft, such Covered Aircraft shall be scheduled for overnight maintenance in a manner consistent with current practice.

With respect to the EMB Aircraft, for such period as the average age since new of such EMB Aircraft is from [***] to [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC. For periods after the average age since new of such EMB Aircraft is in excess of [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC.

SCHEDULE I

[***]

SCHEDULE II

Delivery Maintenance Costs

[***]

SIXTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Sixth

Amendment”) is made and entered into as of October 26, 2015 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.Alaska and Contractor desire to make certain changes to clarify the intent of the parties with respect to certain terms in the CPA.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Sixth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Amendments.

1.1Section 2.04.Section 2.04(b)(x)(III) to the CPA is hereby amended and restated as follows:

“(III) any aircraft operated for the benefit of Alaska by Alaska or any Affiliate of Alaska”

1.2Effect of Amendment. Except as set forth in this Sixth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Sixth Amendment. The terms and conditions set forth in this Sixth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

SECTION 2.Miscellaneous.

2.1Counterparts. This Sixth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.2Entire Agreement. This Sixth Amendment, including the attachments hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Sixth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP and Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Sixth Amendment to Capacity Purchase Agreement]

EXECUTION VERSION

SEVENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Seventh Amendment”) is made and entered into as of May , 2016 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014 (such amendment, the “Third Amendment”), Alaska and Contractor amended the CPA to provide Alaska with the option to add up to [***] new Embraer E-175 aircraft as Covered Aircraft under the CPA. In accordance with Section 7.1 of the Third Amendment, the [***] aircraft were divided into [***] groups of [***] Embraer E-175 aircraft (“Group #1” and “Group #2” respectively), with Alaska having the right to exercise such option for up to [***] aircraft within each of Group #1 and Group #2 at the times as specified in Section 7.1 of the Third Amendment.

C.By amendment dated May 11, 2015 (such amendment, the “Fifth Amendment”), Alaska and Contractor agreed to certain base and incentive compensation for the EMB Aircraft (as defined in the Fifth Amendment).

D.By notice dated September 1, 2015 (“Group #1 Notice”), Alaska exercised its option for all [***] of the Group #1 aircraft.

E.The [***] Group #1 aircraft are to be delivered to Operator pursuant to the terms of Operator’s agreement with Embraer S.A. (“Embraer”) (such agreement, the “SW EMB Agreement”) as follows: [***].

F.The parties desire to amend the CPA with respect to the Group #1 aircraft and the Group #2 aircraft as provided herein.

G.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Seventh Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Group #1 Aircraft.

1.1[***] Group #1 Aircraft. Notwithstanding the Group #1 Notice in which Alaska exercised its option to add [***] Group #1 aircraft as Covered Aircraft under the CPA, the parties agree that only [***] such Group #1 aircraft shall be added as Covered Aircraft under the CPA and the rates attached as

Exhibit 1 to this Amendment shall apply to such aircraft. The Parties agree that the [***] such Group #1 aircraft may be operated at an average stage length of less than [***] miles and the compensation adjustment set forth in the second paragraph of Exhibit F to the CPA shall not apply to such aircraft. All other terms and conditions relating to such [***] Group #1 aircraft shall apply notwithstanding the removal of such [***] Group #1 aircraft from the terms of the CPA. The [***] Group #1 aircraft are to be delivered to Operator pursuant to the SW EMB Agreement as follows: [***].

1.2Manufacturer Agreement. Contractor acknowledges that Alaska or its affiliate(s) may enter into an agreement with Embraer for the purchase of at least [***] EMB-175 aircraft, with [***] such aircraft to be delivered in [***] (i.e., the first delivery slot timed during the month) and [***] such aircraft to be delivered in [***]. Any of such [***] EMB-175 aircraft purchased by Alaska or its affiliate(s) directly from Embraer may be used by Alaska or its affiliate(s) for any purpose in Alaska’s sole discretion. Concurrent with the execution of this Agreement, Contractor is amending its agreement with Embraer to remove from its purchase obligation thereunder [***] EMB-175 aircraft, with such aircraft being removed in [***].

1.3[***]

SECTION 2.Group #2 Aircraft.

2.1Section 7.1 of the Third Amendment is hereby amended by deleting the [***] and replacing such clause with [***].

2.2Section 7.1(i) of the Third Amendment is hereby amended by deleting the clause [***] and replacing such clause with [***].

2.3Notwithstanding the provisions of Section 7.1 of the Third Amendment, upon written notice to Alaska at any time prior to June 1, 2017, Contractor may reduce the available Group #2 aircraft by up to [***] Embraer E-175 aircraft in Contractor’s sole discretion (“Removal Notice”). The Removal Notice delivered by Contractor to Alaska shall specify the number of Embraer E-175 aircraft to be so removed. If Alaska has exercised its option rights under Section 7.1 of the Third Amendment (as amended herein) prior to the receipt of the Removal Notice, then, if necessary, the number of Group #2 aircraft to be added to the CPA shall be reduced to accommodate the aircraft removed from the Group #2 aircraft pursuant to the Removal Notice. The parties shall work together, each acting reasonably, to determine the applicable delivery months for the Group #2 aircraft, taking into account the Removal Notice.

SECTION 3.Amendments to “Appendix” References.

3.1The “Appendix 1(D) to Schedule 2” as provided in the Fifth Amendment is hereby replaced with “Amended and Restated Appendix 1(D) to Schedule 2” attached hereto. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, or “Amended and Restated Appendix 1(D) to Schedule 2”, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 4.Miscellaneous.

4.1Effect of Amendment. Except as set forth in this Seventh Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Seventh Amendment. The terms and conditions set forth in this Seventh Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2| P a g e

2 | Page

4.2Counterparts. This Seventh Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

4.3Entire Agreement. This Seventh Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

3 | Page

IN WITNESS WHEREOF, the parties have duly executed this Seventh Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Seventh Amendment to Capacity Purchase Agreement]

ANNEX 2

Amended and Restated 1(D) to Schedule 2

[see attached]

Amended and Restated Appendix 1(D) to SCHEDULE 2

[***]

EXHIBIT A to Amended and Restated Appendix 1(D) to Schedule 2

1.	OPTIONAL EQUIPMENT:

[***]

EXECUTION VERSION

EIGHTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Eighth Amendment”) is made and entered into as of June 1, 2017 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014 (such amendment, the “Third Amendment”), Alaska and Contractor amended the CPA to provide Alaska with the option to add up to [***] new Embraer E-175 aircraft as Covered Aircraft under the CPA. In accordance with Section 7.1 of the Third Amendment, the [***] aircraft were divided into [***] groups of [***] Embraer E-175 aircraft (“Group #1” and “Group #2” respectively), with Alaska having the right to exercise such option for up to [***] aircraft within each of Group #1 and Group #2 at the times as specified in Section 7.1 of the Third Amendment.

C.	The parties desire to amend the CPA with respect to the Group #2 aircraft as provided herein.

D.	All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Eighth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Group #2 Aircraft.

2.1Section 7.1 of the Third Amendment is hereby amended by deleting the clause “[***]” and replacing such clause with “[***]”

2.2Section 7.1(i) of the Third Amendment is hereby amended by deleting the clause “[***]” and replacing such clause with “[***]”

2.3Notwithstanding the provisions of Section 7.1 of the Third Amendment, upon written notice to Alaska at any time prior to [***], Contractor may reduce the available Group #2 aircraft by up to [***] Embraer E-175 aircraft in Contractor’s sole discretion (“Removal Notice”). The Removal Notice delivered by Contractor to Alaska shall specify the number of Embraer E-175 aircraft to be so removed. If Alaska has exercised its option rights under Section 7.1 of the Third Amendment (as amended herein) prior to the receipt of the Removal Notice, then, if necessary, the number of Group #2 aircraft to be added to the CPA shall be reduced to accommodate the aircraft removed from the Group #2 aircraft pursuant to the

Removal Notice. The parties shall work together, each acting reasonably, to determine the applicable delivery months for the Group #2 aircraft, taking into account the Removal Notice.

2.4Section 7.2(i) is amended and restated as follows: “(i) the parties will mutually determine the anticipated acquisition months during the Group #2 Option Window, taking into account Alaska’s anticipated Operation Date and acquisition delivery month of the applicable 2015 Option Embraer E-175 Aircraft.”

SECTION 2.Miscellaneous.

4.1Effect of Amendment. Except as set forth in this Eighth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Eighth Amendment. The terms and conditions set forth in this Eighth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

4.2Counterparts. This Eighth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

4.3Entire Agreement. This Eighth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Eighth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	Chief Commercial Officer

[Signature page to Eighth Amendment to Capacity Purchase Agreement]

Execution Version

NINTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS NINTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Ninth Amendment”) is made and entered into as of July 14, 2017 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA.

F.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Ninth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Ninth Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (the “2018 EMB Aircraft”). Contractor will engage in Part 121 operations using the 2018 EMB Aircraft pursuant to the terms of the CPA, as amended and supplemented by this Ninth Amendment. Except as specifically modified by this Ninth Amendment, the terms and conditions of the CPA shall apply to the 2018 EMB Aircraft.

1.2Acquisition of 2018 EMB Aircraft. Contractor will use commercially reasonable efforts to acquire the 2018 EMB Aircraft by the “Anticipated Acquisition Month” set forth in the Fifth Amended and Restated Schedule 1. If Contractor is unable to acquire a 2018 EMB Aircraft by the “Anticipated Acquisition Month” for such aircraft as set forth on the Fifth Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Fifth Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2018 EMB Aircraft.

1.3Term for 2018 EMB Aircraft. In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each 2018 EMB Aircraft for the period beginning on, as to each 2018 EMB Aircraft, the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for 2018 EMB Aircraft. The 2018 EMB Aircraft will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for 2018 EMB Aircraft. Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each 2018 EMB Aircraft with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6Covered Aircraft Sublease. The 2018 EMB Aircraft will not be provided to Contractor by Alaska (or an Affiliate of Alaska) pursuant to a Covered Aircraft Sublease.

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding new definitions thereto, and by amending and restating certain defined terms, all as provided below:

2014 Firm Embraer E-175 Aircraft – is defined in Section 1.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft – is defined in Section 7.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #1) – means the “Group #1” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1.1 of the Seventh Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #2) – means the “Group #2” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1 of the Eighth Amendment to this Agreement dated as of June 1, 2017.

2016 EMB Aircraft – is defined in Section 1.1 of the Fifth Amendment to this Agreement.

2018 EMB Aircraft – is defined in Section 1.1 of the Ninth Amendment to this Agreement.

Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties; provided, as to each EMB Aircraft, the Expiration Date for each such aircraft shall be the scheduled expiration date as set forth in Schedule 1, as amended from time to time, unless such aircraft is withdrawn earlier from this Agreement pursuant to the terms hereof.

2| P a g e

EMB Aircraft – means collectively, the 2018 EMB Aircraft, 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft (comprised of the 2014 Option Embraer E-175 Aircraft (Group #1) and 2014 Option Embraer E-175 Aircraft (Group #2)).

Spare Aircraft – means [***] of the EMB Aircraft Covered Aircraft which may be used by Contractor to replace any Covered Aircraft in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Fifth Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Fifth Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Fifth Amendment is hereby amended and restated as follows:

SECTION 2.Rates for the EMB Aircraft.

2.1	Appendix 1 to Schedule 2.

2.1.1Appendix 1 to Schedule 2 for the EMB Aircraft (other than the 2018 EMB Aircraft). With respect to the EMB Aircraft (other than the 2018 EMB Aircraft), in consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (other than the 2018 EMB Aircraft), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to such EMB Aircraft (other than the 2018 EMB Aircraft), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(D) to Schedule 2” as attached to the Seventh Amendment at Annex 2 (and see further “Appendix” related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E-175 Aircraft (Group #2), the rates set forth in Part A of such Amended and Restated Appendix 1(D) to Schedule 2 will be adjusted prior to delivery of the first 2014 Option Embraer E-175 Aircraft (Group #2) to take into account the timing of maintenance events in a manner consistent with the methodology used to determine the rates set forth in such Amended and Restated Appendix 1(D) to Schedule 2 generally, each party acting reasonably. Subject to adjustment as provided in Amended and Restated Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the EMB Aircraft (other than the 2018 EMB Aircraft) as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in such Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E), in each case, to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculate such appendix to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.1.2Appendix 1 to Schedule 2 for the 2018 EMB Aircraft. In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2018 EMB Aircraft, Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2018 EMB Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix

3| P a g e

1(E) to Schedule 2” as attached to this Ninth Amendment at Annex 2 (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Appendix 1(E) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2018 EMB Aircraft as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Amended and Restated Appendix 1(D) and Appendix 1(E) to Schedule 2 with respect to the EMB Aircraft, Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in Fifth Amendment as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in each of Amended and Restated Appendix 1(D) and Appendix 1(E) to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination; provided, that if a Scheduled Flight scheduled to be operated by an EMB Aircraft is operated by a Spare Aircraft other than an Embraer E-175 aircraft, then the rates to be applied are the rates that would otherwise apply to the CRJ-700 aircraft (other than the 2013 Aircraft). For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Appendix 1(E) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a

4| P a g e

payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Appendix 1(E) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby amended and restated as follows:

3.[***]

(v)Clause (v) of Section (4) of Paragraph (C) of Schedule 2 (Pass- through Expenses) is hereby restated as follows:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)The FAR 117 Rate is reflected in the rates provided for in Amended and Restated Appendix 1(D) and Appendix 1(E) of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 4.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “Fourth Amended and Restated Exhibit F” attached to this Ninth Amendment at Annex 3.

SECTION 5.[***]

5| P a g e

SECTION 6.[***]

SECTION 7.Spare Aircraft.

7.1	Section 2.01(d) of the CPA is hereby amended and restated in its entirety as follows:

(d)Spare Aircraft. Subject to Reasonable Operating Constraints and Conditions, [***] Covered Aircraft shall be an operational Spare Aircraft to operate Scheduled Flights as contemplated in Exhibit F.

7.2	Section 8.2 of the Third Amendment is hereby amended and restated as follows:

8.2[Reserved].

7.3 For the avoidance of doubt, the Spare Aircraft shall be entitled to the applicable “Fixed Cost per Aircraft Month – General Cost” and the “Fixed Cost Per Month” as provided in the applicable Appendix 1 to Schedule 2.

SECTION 8.Amendments to “Appendix” References.

8.1The “Appendix 1(E) to Schedule 2” attached to this Ninth Amendment at Annex 2 is hereby added to the CPA as “Appendix 1(E) to Schedule 2” and Amended and Restated Appendix 1(D) is in replacement of “Appendix 1(D) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, “Amended and Restated Appendix 1(D) to Schedule 2” or “Appendix 1(E)”, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 9.Miscellaneous.

9.1Effect of Amendment. Except as set forth in this Ninth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Ninth Amendment. The terms and conditions set forth in this Ninth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

9.2Counterparts. This Ninth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

9.3Entire Agreement. This Ninth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

6| P a g e

IN WITNESS WHEREOF, the parties have duly executed this Ninth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	Chief Commercial Officer

[Signature page to Ninth Amendment to Capacity Purchase Agreement]

ANNEX 1

Fifth Amended and Restated Schedule 1

[***]

FIFTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

ANNEX 2

Appendix 1(E) to Schedule 2

[***]

EXHIBIT A to Appendix 1(E) to Schedule 2

OPTIONAL EQUIPMENT:

[***]

ANNEX 3

Fourth Amended and Restated Exhibit F

[***]

FOURTH AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C-checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of the First Amendment and Section 4 of the Fifth Amendment.

Spare Aircraft

As of the Effective Date of the Ninth Amendment, [***]. Accordingly, Alaska acknowledges that the Final Monthly Schedule for the Covered Aircraft will need to provide for adequate down-time for the maintenance requirements of the Covered Aircraft by pulling down one line of flying for the period of maintenance.

Overnight Maintenance.

With respect to the Covered Aircraft other than the EMB Aircraft, such Covered Aircraft shall be scheduled for overnight maintenance in a manner consistent with current practice.

With respect to the EMB Aircraft, for such period as the average age since new of such EMB Aircraft is from [***] to [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, FAT, TUS or SLC. For periods after the average age since new of such EMB Aircraft is in excess of [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC.

EXECUTION VERSION

TENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Tenth Amendment”) is made and entered into as of August 15, 2017 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA.

G.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Tenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Tenth Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (the “2018 Additional EMB Aircraft”). Contractor will engage in Part 121 operations using the 2018 Additional EMB Aircraft pursuant to the terms of the CPA, as amended and supplemented by this Tenth Amendment. Except as specifically modified by this Tenth Amendment, the terms and conditions of the CPA shall apply to the 2018 Additional EMB Aircraft.

1.2Acquisition of 2018 Additional EMB Aircraft. Contractor will use commercially reasonable efforts to acquire the 2018 Additional EMB Aircraft by the “Anticipated Acquisition Month” set forth in the Sixth Amended and Restated Schedule 1. If Contractor is unable to acquire a 2018 Additional EMB Aircraft by the “Anticipated Acquisition Month” for such aircraft as set forth on the Sixth Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Sixth Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2018 Additional EMB Aircraft.

1.3Term for 2018 Additional EMB Aircraft. In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each 2018 Additional EMB Aircraft for the period beginning on, as to each 2018 Additional EMB Aircraft, the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for 2018 Additional EMB Aircraft. The 2018 Additional EMB Aircraft will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for 2018 Additional EMB Aircraft. Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each 2018 Additional EMB Aircraft with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6Covered Aircraft Sublease. The 2018 Additional EMB Aircraft will not be provided to Contractor by Alaska (or an Affiliate of Alaska) pursuant to a Covered Aircraft Sublease.

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding a new definition thereto (“2018 Additional EMB Aircraft”), amending a definition thereto (“EMB Aircraft”) and restating certain defined terms, all as provided below:

2014 Firm Embraer E-175 Aircraft – is defined in Section 1.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft – is defined in Section 7.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #1) – means the “Group #1” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1.1 of the Seventh Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #2) – means the “Group #2” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1 of the Eighth Amendment to this Agreement dated as of June 1, 2017.

2 | Page

2016 EMB Aircraft – is defined in Section 1.1 of the Fifth Amendment to this Agreement.

2018 EMB Aircraft – is defined in Section 1.1 of the Ninth Amendment to this Agreement.

2018 Additional EMB Aircraft – is defined in Section 1.1 of the Tenth Amendment to this Agreement.

Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties; provided, as to each EMB Aircraft, the Expiration Date for each such aircraft shall be the scheduled expiration date as set forth in Schedule 1, as amended from time to time, unless such aircraft is withdrawn earlier from this Agreement pursuant to the terms hereof.

EMB Aircraft – means collectively, the 2018 Additional EMB Aircraft, the 2018 EMB Aircraft, 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft (comprised of the 2014 Option Embraer E-175 Aircraft (Group #1) and 2014 Option Embraer E-175 Aircraft (Group #2)).

Spare Aircraft – means [***] of the EMB Aircraft Covered Aircraft which may be used by Contractor to replace any Covered Aircraft in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Ninth Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Ninth Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Ninth Amendment is hereby amended and restated as follows:

SECTION 2. Rates for the EMB Aircraft.

2.1	Appendix 1 to Schedule 2.

2.1.1Appendix 1 to Schedule 2 for the EMB Aircraft (other than the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft). With respect to the EMB Aircraft (other than the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft), in consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (other than the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to such EMB Aircraft (other than the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(D) to Schedule 2” as attached to the Seventh Amendment at Annex 2 (and see further “Appendix” related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E-175 Aircraft (Group #2), the rates set forth in Part A of such Amended and Restated Appendix 1(D) to Schedule 2 will be adjusted prior to delivery of the first 2014 Option Embraer E-175 Aircraft (Group #2) to take into account the timing of maintenance events in a manner consistent with the methodology used to determine the rates set forth in such Amended and Restated Appendix 1(D) to Schedule 2 generally, each party acting reasonably. Subject to adjustment as provided in Amended and Restated Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the

3 | Page

foregoing rates shall apply as to each of the EMB Aircraft (other than the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft) as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in such Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E), in each case, to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculate such appendix to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.1.2Appendix 1 to Schedule 2 for the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft. In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft, Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft, the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(E) to Schedule 2” as attached to this Tenth Amendment at Annex 2 (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Amended and Restated Appendix 1(E) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2018 EMB Aircraft and the 2018 Additional EMB Aircraft as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) to Schedule 2 with respect to the EMB Aircraft, Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in Fifth Amendment as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in each of Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination; provided, that if a Scheduled Flight scheduled to be operated by an EMB Aircraft is operated by a Spare Aircraft other than

4 | Page

an Embraer E-175 aircraft, then the rates to be applied are the rates that would otherwise apply to the CRJ-700 aircraft (other than the 2013 Aircraft). For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby restated as follows:

3.[***]

(v)Clause (v) of Section (4) of Paragraph (C) of Schedule 2 (Pass- through Expenses) is hereby restated as follows:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)The FAR 117 Rate is reflected in the rates provided for in Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be

5 | Page

payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 4.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “Fifth Amended and Restated Exhibit F” attached to this Tenth Amendment at Annex 3.

SECTION 5.[***]

SECTION 6.Dispatch Reliability Guarantee. [***]

SECTION 7.Amendments to “Appendix” References.

7.1The “Amended and Restated Appendix 1(E) to Schedule 2” attached to this Tenth Amendment at Annex 2 is hereby added to the CPA as “Amended and Restated Appendix 1(E) to Schedule 2” and Amended and Restated Appendix 1(D) is in replacement of “Appendix 1(D) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, “Amended and Restated Appendix 1(D) to Schedule 2” or “Amended and Restated Appendix 1(E)”, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 8.Miscellaneous.

8.1Effect of Amendment. Except as set forth in this Tenth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Tenth Amendment. The terms and conditions set forth in this Tenth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

8.2Counterparts. This Tenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

8.3Entire Agreement. This Tenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

6 | Page

IN WITNESS WHEREOF, the parties have duly executed this Tenth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Tenth Amendment to Capacity Purchase Agreement]

ANNEX 1

Fifth Amended and Restated Schedule 1

[***]

SIXTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

ANNEX 2

Amended and Restated Appendix 1(E) to Schedule 2

[***]

EXHIBIT A to Amended and Restated Appendix 1(E) to Schedule 2

OPTIONAL EQUIPMENT:

[***]

ANNEX 3

Fifth Amended and Restated Exhibit F

[***]

FIFTH AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C-checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of the First Amendment and Section 4 of the Fifth Amendment.

Spare Aircraft

As of the Effective Date of the Tenth Amendment, [***]. Accordingly, Alaska acknowledges that the Final Monthly Schedule for the Covered Aircraft will need to provide for adequate down-time for the maintenance requirements of the Covered Aircraft by pulling down one line of flying for the period of maintenance. For the avoidance of doubt, [***] the Covered Aircraft then operating pursuant to the Final Monthly Schedule and not for the Covered Aircraft then subject to pull-down for maintenance as contemplated in the immediately preceding sentence.

Overnight Maintenance.

With respect to the Covered Aircraft other than the EMB Aircraft, such Covered Aircraft shall be scheduled for overnight maintenance in a manner consistent with current practice.

With respect to the EMB Aircraft, for such period as the average age since new of such EMB Aircraft is from [***] to [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, FAT, TUS or SLC. For periods after the average age since new of such EMB Aircraft is in excess of [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC.

Execution Version

ELEVENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS ELEVENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Eleventh Amendment”) is made and entered into as of September 22, 2017 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA.

H.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Eleventh Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Eleventh Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (the “2018 Additional EMB Aircraft (Group 3)”). Contractor will engage in Part 121 operations using the 2018 Additional EMB Aircraft (Group 3) pursuant to the terms of the CPA, as amended and supplemented by this Eleventh Amendment. Except as specifically modified by this Eleventh Amendment, the terms and conditions of the CPA shall apply to the 2018 Additional EMB Aircraft (Group 3).

1.2Acquisition of 2018 Additional EMB Aircraft (Group 3). Contractor will use commercially reasonable efforts to acquire the 2018 Additional EMB Aircraft (Group 3) by the “Anticipated Acquisition Month” set forth in the Seventh Amended and Restated Schedule 1. If Contractor is unable to acquire a 2018 Additional EMB Aircraft (Group 3) by the “Anticipated Acquisition Month” for such aircraft as set forth on the Seventh Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Seventh Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2018 Additional EMB Aircraft (Group 3).

1.3Term for 2018 Additional EMB Aircraft (Group 3). In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each 2018 Additional EMB Aircraft (Group 3) for the period beginning on, as to each 2018 Additional EMB Aircraft (Group 3), the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for 2018 Additional EMB Aircraft (Group 3). The 2018 Additional EMB Aircraft (Group 3) will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for 2018 Additional EMB Aircraft (Group 3). Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each 2018 Additional EMB Aircraft (Group 3) with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6[***]

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding new definitions thereto (“2018 Additional EMB Aircraft (Group 3)”, “Delivery Price Aircraft” and “Fixed Price Aircraft”), amending a definition thereto (“EMB Aircraft”) and restating certain defined terms, all as provided below:

2014 Firm Embraer E-175 Aircraft – is defined in Section 1.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft – is defined in Section 7.1 of the Third Amendment to this Agreement.

2 | Page

2014 Option Embraer E-175 Aircraft (Group #1) – means the “Group #1” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1.1 of the Seventh Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #2) – means the “Group #2” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1 of the Eighth Amendment to this Agreement dated as of June 1, 2017.

2016 EMB Aircraft – is defined in Section 1.1 of the Fifth Amendment to this Agreement.

2018 EMB Aircraft – is defined in Section 1.1 of the Ninth Amendment to this Agreement.

2018 Additional EMB Aircraft – is defined in Section 1.1 of the Tenth Amendment to this Agreement.

2018 Additional EMB Aircraft (Group 3) – is defined in Section 1.1 of the Eleventh Amendment to this Agreement.

Delivery Price Aircraft – means the [***] 2018 Additional EMB Aircraft (Group 3) identified in Schedule 1 as “Delivery Price Aircraft”.

Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties; provided, as to each EMB Aircraft, the Expiration Date for each such aircraft shall be the scheduled expiration date as set forth in Schedule 1, as amended from time to time, unless such aircraft is withdrawn earlier from this Agreement pursuant to the terms hereof.

EMB Aircraft – means collectively, the 2018 Additional EMB Aircraft (Group 3), 2018 Additional EMB Aircraft, the 2018 EMB Aircraft, 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft (comprised of the 2014 Option Embraer E-175 Aircraft (Group #1) and 2014 Option Embraer E-175 Aircraft (Group #2)).

Fixed Price Aircraft – means the [***] 2018 Additional EMB Aircraft (Group 3) identified in Schedule 1 as a “Fixed Price Aircraft”.

Spare Aircraft – means [***] of the EMB Aircraft Covered Aircraft which may be used by Contractor to replace any Covered Aircraft in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Tenth Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Tenth Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Tenth Amendment is hereby amended and restated as follows:

SECTION 2. Rates for the EMB Aircraft.

2.1	Appendix 1 to Schedule 2.

2.1.1Appendix 1 to Schedule 2 for the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3)). With respect to the EMB Aircraft (other than the 2018 EMB Aircraft,

3 | Page

the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3)), in consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3)), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to such EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3)), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(D) to Schedule 2” as attached to the Seventh Amendment at Annex 2 (and see further “Appendix” related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E-175 Aircraft (Group #2), the rates set forth in Part A of such Amended and Restated Appendix 1(D) to Schedule 2 will be adjusted prior to delivery of the first 2014 Option Embraer E-175 Aircraft (Group #2) to take into account the timing of maintenance events in a manner consistent with the methodology used to determine the rates set forth in such Amended and Restated Appendix 1(D) to Schedule 2 generally, each party acting reasonably. Subject to adjustment as provided in Amended and Restated Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3)) as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in such Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E), in each case, to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculate such appendix to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.1.2Appendix 1 to Schedule 2 for the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(E) to Schedule 2” as attached to this Eleventh Amendment at Annex 2 (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Amended and Restated Appendix 1(E) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3) as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) to Schedule 2 with respect to the EMB Aircraft, Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in Fifth Amendment as follows:

4 | Page

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in each of Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination; provided, that if a Scheduled Flight scheduled to be operated by an EMB Aircraft is operated by a Spare Aircraft other than an Embraer E-175 aircraft, then the rates to be applied are the rates that would otherwise apply to the CRJ-700 aircraft (other than the 2013 Aircraft). For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E) of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E) of this Schedule 2 applicable to

5 | Page

such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby restated as follows:

3.[***]

(v)Clause (v) of Section (4) of Paragraph (C) of Schedule 2 (Pass- through Expenses) is hereby restated as follows:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)The FAR 117 Rate is reflected in the rates provided for in Amended and Restated Appendix 1(D) and Amended and Restated Appendix 1(E) of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 4.Exhibit F. Exhibit F to the CPA is hereby amended and restated as set forth in the “Sixth Amended and Restated Exhibit F” attached to this Eleventh Amendment at Annex 3.

SECTION 5.[***]

SECTION 6.[***]

SECTION 7.Spare Aircraft.

7.1Section 2.01(d) of the CPA is hereby amended and restated in its entirety as follows:

(d)Spare Aircraft. Subject to Reasonable Operating Constraints and Conditions, [***] Covered Aircraft shall be provided as operational Spare Aircraft to operate Scheduled Flights as provided in Exhibit F.

SECTION 8.Certain Agreements.

6 | Page

[***]

SECTION 9.Amendments to “Appendix” References.

9.1The “Amended and Restated Appendix 1(E) to Schedule 2” attached to this Eleventh Amendment at Annex 2 hereby amends and replaces the “Amended and Restated Appendix 1(E) to Schedule 2” set forth in the Tenth Amendment and Amended and Restated Appendix 1(D) is in replacement of “Appendix 1(D) to Schedule 2”. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, “Amended and Restated Appendix 1(D) to Schedule 2” or “Amended and Restated Appendix 1(E)”, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 10.Miscellaneous.

10.1Effect of Amendment. Except as set forth in this Eleventh Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Eleventh Amendment. The terms and conditions set forth in this Eleventh Amendment are hereby made a part of and are incorporated by this reference into the CPA.

10.2Counterparts. This Eleventh Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

10.3Entire Agreement. This Eleventh Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

7 | Page

IN WITNESS WHEREOF, the parties have duly executed this Eleventh Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Eleventh Amendment to Capacity Purchase Agreement]

ANNEX 1

Seventh Amended and Restated Schedule 1

[***]

SEVENTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

[***]

ANNEX 2

Amended and Restated Appendix 1(E) to Schedule 2

[***]

EXHIBIT A to Amended and Restated Appendix 1(E) to Schedule 2

OPTIONAL EQUIPMENT:

[***]

ANNEX 3

Sixth Amended and Restated Exhibit F

[***]

SIXTH AMENDED AND RESTATED

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C-checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska.

Alaska agrees to work with Contractor to schedule the Covered Aircraft in a manner such that Contractor can comply with Contractor’s maintenance obligations as provided in Section 9 of the First Amendment and Section 4 of the Fifth Amendment.

Spare Aircraft

As of the Effective Date of the Eleventh Amendment, [***]. Accordingly, Alaska acknowledges that the Final Monthly Schedule for the Covered Aircraft will need to provide for adequate down-time for the maintenance requirements of the Covered Aircraft by pulling down one line of flying for the period of maintenance. For the avoidance of doubt, Spare Aircraft will be operational spare aircraft to be used solely with respect to the Covered Aircraft then operating pursuant to the Final Monthly Schedule and not for the Covered Aircraft then subject to pull- down for maintenance as contemplated in the immediately preceding sentence.

At such time as the number of Aircraft subject to the terms of this Agreement is less then [***] (including Spare Aircraft), [***] Spare Aircraft and will be operated and scheduled as provided in the Agreement, including as set forth in this Exhibit F. At such time as at least [***] Aircraft (including Spare Aircraft) are subject to the terms of this Agreement, the Parties will mutually agree on the number of aircraft designated as Spare Aircraft as necessary to provide adequate coverage based on the fleet size, such Spare Aircraft to be operated and scheduled as provided in the Agreement, including as set forth in this Exhibit F.

Overnight Maintenance.

With respect to the Covered Aircraft other than the EMB Aircraft, such Covered Aircraft shall be scheduled for overnight maintenance in a manner consistent with current practice.

With respect to the EMB Aircraft, for such period as the average age since new of such EMB Aircraft is from [***] to [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, FAT, TUS or SLC. For periods after the average age since new of such EMB Aircraft is in excess of [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC.

Execution Version

TWELFTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWELFTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Twelfth Amendment”) is made and entered into as of December 22, 2017 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

H.Contractor and Alaska desire to amend the Eleventh Amendment as set forth in this Twelfth Amendment.

I.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Twelfth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Eleventh Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Eleventh Amendment is hereby amended as follows:

1.1Sections 8.1 and 8.2 of the Eleventh Amendment are hereby deleted in their entirety and replaced with “[Intentionally Omitted]”.

1.2Annex 2. Sections 1.3 and 1.4 of Annex 2 of the Eleventh Amendment are hereby amended and restated as follows:

“Section 1.3.Aircraft Ownership – Fixed Price Aircraft (Year 1). Solely for the period commencing with the applicable aircraft delivery date and ending [***] months thereafter for each Fixed Price Aircraft, the Fixed Cost Per Month for aircraft ownership for the Fixed Price Aircraft shall be [***].

Section 1.4.Aircraft Ownership – Fixed Price Aircraft (Remainder of Term). For the period commencing [***] months following the applicable aircraft delivery date and ending at the conclusion of the Term for such Fixed Price Aircraft as referenced in Section 1.3 above, the Fixed Cost Per Month for aircraft ownership for each Fixed Price Aircraft shall be as set forth below.

[***]

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Twelfth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Twelfth Amendment. The terms and conditions set forth in this Twelfth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Twelfth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Twelfth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Twelfth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Twelfth Amendment to Capacity Purchase Agreement]

Execution Version

THIRTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS THIRTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Thirteenth Amendment”) is made and entered into as of May 7, 2018 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

H.By amendment dated on or about December 22, 2017, Alaska and Contractor amended the CPA to modify certain terms included in the Eleventh Amendment (such amendment, the “Twelfth Amendment”).

I.Contractor and Alaska desire to amend the CPA to reschedule the anticipated acquisition dates of [***] Covered Aircraft as set forth in this Thirteenth Amendment.

J.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Thirteenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Amendments.

1.1Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Thirteenth Amendment.

1.2Contractor will use commercially reasonable efforts to reschedule the acquisition of [***] of the 2018 EMB Aircraft (the “Rescheduled Aircraft”) to the “Anticipated Acquisition Month” in 2021 as set forth in the Eighth Amended and Restated Schedule 1. If Contractor is unable to reschedule the acquisition of such 2018 EMB Aircraft by the “Anticipated Acquisition Month” for such aircraft as set forth on the Eighth Amended and Restated Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such Rescheduled Aircraft without penalty or cost to Contractor [***]. The Eighth Amended and Restated Schedule 1 will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable 2018 EMB Aircraft.

1.3Contractor or Alaska may request, at any time prior to the Anticipated Acquisition Month for any such Rescheduled Aircraft, to terminate the CPA with respect to any such Rescheduled Aircraft, subject to the written consent to such termination by the other Party, such consent not to be withheld unless Contractor has not entered into a contractual arrangement to provide flight services similar to those described in the CPA to a third party using such Rescheduled Aircraft.

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Thirteenth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Thirteenth Amendment. The terms and conditions set forth in this Thirteenth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Thirteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Thirteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Thirteenth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Thirteenth Amendment to Capacity Purchase Agreement]

ANNEX 1

Eighth Amended and Restated Schedule 1

[***]

EIGHTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

As last adjusted as of the Effective Date

[***]

EXECUTION VERSION

FOURTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS FOURTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Fourteenth Amendment”) is made and entered into as of July 29, 2019 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add seven (7) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add eight (8) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add five (5) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add five (5) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add five (5) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add five (5) new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

H.By amendment dated on or about December 22, 2017, Alaska and Contractor amended the CPA to modify certain terms included in the Eleventh Amendment (such amendment, the “Twelfth Amendment”).

I.By amendment dated on or about May 7, 2018, Alaska and Contractor amended the CPA to the CPA to reschedule the anticipated acquisition dates of three (3) Covered Aircraft (such amendment, the “Thirteenth Amendment”).

J.Alaska and Contractor desire now to amend the CPA to remove from the terms of the Agreement three (3) of the 2018 EMB Aircraft (as such term is defined in the Ninth Amendment).

K.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Fourteenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Removal of Three (3) 2019 EMB Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Fourteenth Amendment by removing from the terms of this CPA the [***] 2018 EMB Aircraft anticipated to be delivered in 2021 as provided in the Thirteenth Amendment.

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Fourteenth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Fourteenth Amendment. The terms and conditions set forth in this Fourteenth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Fourteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Fourteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Fourteenth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Fourteenth Amendment to Capacity Purchase Agreement]

ANNEX 1

Ninth Amended and Restated Schedule 1

[***]

NINTH AMENDED AND RESTATED SCHEDULE 1

Covered Aircraft

As last adjusted as of the Effective Date

[***]

EXECUTION VERSION

FIFTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS FIFTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Fourteenth Amendment”) is made and entered into as of December 31, 2019 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014 (such amendment, the “Third Amendment”), Alaska and Contractor amended the CPA to provide Alaska with the option to add up to [***] new Embraer E-175 aircraft as Covered Aircraft under the CPA. In accordance with Section 7.1 of the Third Amendment, the [***] aircraft were divided into two (2) groups of [***] Embraer E-175 aircraft (“Group #1” and “Group #2” respectively), with Alaska having the right to exercise such option for up to [***] aircraft within each of Group #1 and Group #2 at the times as specified in Section 7.1 of the Third Amendment.

C.By amendment dated on or about May 20, 2016, Alaska and Contractor amended Section 7.1 of the Third Amendment to reflect certain agreements (such amendment, the “Seventh Amendment”) with respect to the Group #2 aircraft.

D.By amendment dated on or about June 1, 2017, Alaska and Contractor amended Section 7.1 of the Third Amendment (as amended) to reflect certain agreements (such amendment, the “Eighth Amendment”) with respect to the Group #2 aircraft.

E.Alaska and Contractor desire now to amend the CPA to with respect to the Group #2 aircraft.

F.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Fifteenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Group #2 Aircraft.

1.1Section 7.1 of the Third Amendment (as amended) is hereby amended by deleting the clause “[***] through [***]” and replacing such clause with “[***] through [***].”

1.2Section 7.1(i) of the Third Amendment (as amended) is hereby amended by deleting the clause “[***]” and replacing such clause with “[***].”

1.3Notwithstanding the provisions of Section 7.1 of the Third Amendment (as amended), upon written notice to Alaska at any time prior to [***], Contractor may reduce the available Group #2 aircraft by up to [***] Embraer E-175 aircraft in Contractor’s sole discretion (“Removal Notice”). The Removal Notice delivered by Contractor to Alaska shall specify the number of Embraer E-175 aircraft to be so removed. If Alaska has exercised its option rights under Section 7.1 of the Third Amendment (as amended herein) prior to the receipt of the Removal Notice, then, if necessary, the number of Group #2 aircraft to be added to the CPA shall be reduced to accommodate the aircraft removed from the Group #2 aircraft pursuant to the Removal Notice, provided that, for avoidance of doubt, the number of Group #2 aircraft with respect to which Alaska can exercise its option rights under Section 7.1 of the Third Amendment (as amended herein) shall not be reduced below [***] by the Removal Notice. As an example, if Alaska has previously exercised its option rights with respect to [***] Group #2 aircraft, Contractor may reduce the number of Group #2 aircraft added to the CPA to [***] but not below. The parties shall work together, each acting reasonably, to determine the applicable delivery months for the Group #2 aircraft, taking into account the Removal Notice.

1.4	Section 7.2(i) of the Third Amendment (as amended) is amended and restated as follows:

“(i) the parties will mutually determine the anticipated acquisition months during the Group #2 Option Window, provided, no more than [***] Group #2 aircraft may delivered in each calendar month during the Group #2 Option Window.”

1.5	Section 7.2(ii) of the Third Amendment (as amended) is amended and restated as follows:

“(ii) the Operation Date of no more than [***] Group #2 aircraft may be in the same calendar month.”

1.6Exhibit A of the CPA is hereby amended by amending and restating the definition of “2014 Option Embraer E-175 Aircraft (Group #2)” as follows:

2014 Option Embraer E-175 Aircraft (Group #2) – means the “Group #2” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement (as amended).

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Fifteenth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Fifteenth Amendment. The terms and conditions set forth in this Fifteenth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Fifteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Fifteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Fifteenth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Fifteenth Amendment to Capacity Purchase Agreement]

EXECUTION VERSION

SIXTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS SIXTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of April 30, 2020 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor” or “SkyWest”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA” or “Agreement”).

B.	Alaska and Contractor desire now to amend certain provisions of the Agreement.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Sixteenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.[***]

SECTION 2.[***]

SECTION 3.[***]

SECTION 4.Miscellaneous.

4.1Effect of Amendment. Except as set forth in this Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Amendment. The terms and conditions set forth in this Amendment are hereby made a part of and are incorporated by this reference into the CPA.

4.2Counterparts. This Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

4.3Entire Agreement. This Amendment, including the Schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Sixteenth Amendment to Capacity Purchase Agreement]

Schedule 1

[***]

Schedule 2

[***]

Schedule 3

[***]

EXECUTION VERSION

SEVENTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS SEVENTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 15, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor” or “SkyWest”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA” or “Agreement”).

B.	Alaska and Contractor desire now to amend certain provisions of the Agreement.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Seventeenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Rate Concession.

1.1With respect to the 2014 Firm Embraer E-175 and the 2016 Embraer Aircraft, the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(D) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] as follows:

[***]

1.2With respect to the 2014 Option Embraer E-175 Aircraft (Group #1), the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(D) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] as follows:

[***]

1.3With respect to the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 EMB Aircraft (Group 3), the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(E) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] as follows:

[***]

SECTION 2.Term Extension.

2.1Schedule 1 to the CPA is hereby amended and restated as set forth in Annex 1 to this Seventeenth Amendment to extend the scheduled Expiration Date of each of the Covered Aircraft subject to the terms of this Agreement.

2.2With respect to Base Compensation during the extension of the Term as contemplated in Section 2.1 above, Annex 2 hereto amends Appendix 1(D) to Schedule 2 and Appendix 1(E) to Schedule 2, in each case, to the Agreement to reflect Base Compensation for the identified Covered Aircraft applicable during such extension. For purposes of clarity, with respect to the “Fixed Cost per Month – Aircraft Ownership” rate, Annex 3 hereto sets forth such rate for the remainder of the Term with respect to each of the Covered Aircraft identified therein.

SECTION 3.Miscellaneous.

3.1Effect of Amendment. Except as set forth in this Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Amendment. The terms and conditions set forth in this Amendment are hereby made a part of and are incorporated by this reference into the CPA.

3.2Counterparts. This Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

3.3Entire Agreement. This Amendment, including the Schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Seventeenth Amendment to Capacity Purchase Agreement]

ANNEX 1

Covered Aircraft and Scheduled Expiration Date – Amended and Restated Schedule 1

[see attached]

Amended and Restated Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Seventeenth Amendment

[***]

ANNEX 2

[***]

ANNEX 3

Base Compensation Rates – Fixed Cost per Month – Aircraft Ownership

[***]

EXECUTION VERSION

EIGHTEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS EIGHTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Eighteenth Amendment”) is made and entered into as of May 11, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

H.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA.

I.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Eighteenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Eighteenth Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (such new aircraft, the “EMB Aircraft (Group 4)”). Contractor will engage in Part 121 operations using the EMB Aircraft (Group 4) pursuant to the terms of the CPA, as amended and supplemented by this Eighteenth Amendment. Except as specifically modified by this Eighteenth Amendment, the terms and conditions of the CPA shall apply to the EMB Aircraft (Group 4).

1.2Acquisition of EMB Aircraft (Group 4). Contractor will use commercially reasonable efforts to acquire the EMB Aircraft (Group 4) by the “Anticipated Acquisition Month” set forth in the Schedule 1 as amended hereby and set forth in Annex 1 hereto. If Contractor is unable to acquire an EMB Aircraft (Group 4) by the “Anticipated Acquisition Month” for such aircraft as set forth on Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Schedule 1, as attached hereto at Annex 1, will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable EMB Aircraft (Group 4).

1.3Term for EMB Aircraft (Group 4). In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each EMB Aircraft (Group 4) for the period beginning on, as to each EMB Aircraft (Group 4), the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for EMB Aircraft (Group 4). The EMB Aircraft (Group 4) will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for EMB Aircraft (Group 4). Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each EMB Aircraft (Group 4) with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6[***]

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding new definitions thereto “EMB Aircraft (Group 4)”, amending a definition thereto (“EMB Aircraft”) and restating certain defined terms, all as provided below:

2014 Firm Embraer E-175 Aircraft – is defined in Section 1.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft – is defined in Section 7.1 of the Third Amendment to this Agreement.

2014 Option Embraer E-175 Aircraft (Group #1) – means the “Group #1” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1.1 of the Seventh Amendment to this Agreement.

2 | Page

2014 Option Embraer E-175 Aircraft (Group #2) – means the “Group #2” aircraft referenced in Section 7.1 of the Third Amendment to this Agreement, as further referenced in Section 1 of the Eighth Amendment to this Agreement dated as of June 1, 2017.

2016 EMB Aircraft – is defined in Section 1.1 of the Fifth Amendment to this Agreement.

2018 EMB Aircraft – is defined in Section 1.1 of the Ninth Amendment to this Agreement.

2018 Additional EMB Aircraft – is defined in Section 1.1 of the Tenth Amendment to this Agreement.

2018 Additional EMB Aircraft (Group 3) – is defined in Section 1.1 of the Eleventh Amendment to this Agreement.

Delivery Price Aircraft – means the [***] 2018 Additional EMB Aircraft (Group 3) identified in Schedule 1 as “Delivery Price Aircraft”.

Expiration Date – means the date that is [***] years after the actual Operation Date of the Covered Aircraft most recently added to the Agreement, unless otherwise expressly modified as agreed in writing by the parties; provided, as to each EMB Aircraft, the Expiration Date for each such aircraft shall be the scheduled expiration date as set forth in Schedule 1, as amended from time to time, unless such aircraft is withdrawn earlier from this Agreement pursuant to the terms hereof.

EMB Aircraft – means collectively, the EMB Aircraft (Group 4), 2018 Additional EMB Aircraft (Group 3), 2018 Additional EMB Aircraft, the 2018 EMB Aircraft, 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft (comprised of the 2014 Option Embraer E-175 Aircraft (Group #1) and 2014 Option Embraer E- 175 Aircraft (Group #2); provided, for avoidance of doubt, the 2014 Option Embraer E-175 Aircraft (Group #2) were not exercised by Alaska).

EMB Aircraft (Group 4) – is defined in Section 1.1 of the Eighteenth Amendment to this Agreement.

Fixed Price Aircraft – means the [***] 2018 Additional EMB Aircraft (Group 3) identified in Schedule 1 as a “Fixed Price Aircraft”.

Spare Aircraft – means [***] or more of the EMB Aircraft Covered Aircraft which may be used by Contractor to replace any Covered Aircraft in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Eleventh Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Eleventh Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Eleventh Amendment is hereby amended and restated as follows:

SECTION 2. Rates for the EMB Aircraft.

2.1	Appendix 1 to Schedule 2.

3 | Page

2.1.1Appendix 1 to Schedule 2 for the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3) and EMB Aircraft (Group 4)). With respect to the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3) and the EMB Aircraft (Group 4)), in consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3) and the EMB Aircraft (Group 4)), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to such EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3) and the EMB Aircraft (Group 4)), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(D) to Schedule 2” as attached to the Seventh Amendment at Annex 2 (and see further “Appendix” related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E-175 Aircraft (Group #2), the 2014 Option Embraer E-175 Aircraft (Group #2) were not exercised by Alaska. Subject to adjustment as provided in Amended and Restated Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3) and the EMB Aircraft (Group 4)) as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in such Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E), in each case, to Schedule 2, such rates shall be determined at least [***] months prior to the applicable period at issue using the same methodology used to calculate such appendix to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.1.2Appendix 1 to Schedule 2 for the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(E) to Schedule 2” as attached to the Eleventh Amendment at Annex 2 (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Amended and Restated Appendix 1(E) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3) as of the Operation Date of such aircraft.

2.1.3Appendix 1 to Schedule 2 for the EMB Aircraft (Group 4). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (Group 4), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect

4 | Page

to the EMB Aircraft (Group 4), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(F) to Schedule 2” as attached to the Eighteenth Amendment at Annex 2 (and see further “Appendix” related amendments below). Subject to adjustment as provided in Appendix 1(F) to Schedule 2 with respect to “Fixed Cost per Aircraft Month – General Cost”, the foregoing rates shall apply as to each of the EMB Aircraft (Group 4) as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Amended and Restated Appendix 1(D), Amended and Restated Appendix 1(E) and Appendix 1(F) to Schedule 2 with respect to the EMB Aircraft, Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in the Eleventh Amendment as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination. For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours

5 | Page

flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby restated as follows:

3.[***]

(v)Clause (v) of Section (4) of Paragraph (C) of Schedule 2 (Pass- through Expenses) is hereby restated as follows:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)With respect to the EMB Aircraft, the FAR 117 Rate initially referenced in the Second Amendment to this Agreement is reflected in the applicable Appendix 1 of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 4.Amendments to “Appendix” References.

4.1Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of “Appendix 1(A) to Schedule 2”, “Appendix 1(B) to Schedule 2”, “Amended and Restated Appendix 1(D) to Schedule 2”, “Amended and Restated Appendix 1(E)” or Appendix 1(F) to Schedule 2, as applicable with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

6 | Page

SECTION 5.Miscellaneous.

5.1Effect of Amendment. Except as set forth in this Eighteenth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Eighteenth Amendment. The terms and conditions set forth in this Eighteenth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

5.2Counterparts. This Eighteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

5.3Entire Agreement. This Eighteen Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

7 | Page

IN WITNESS WHEREOF, the parties have duly executed this Eighteenth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Eighteenth Amendment to Capacity Purchase Agreement]

ANNEX 1

Amended and Restated Schedule 1

[see attached]

Amended and Restated Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Seventeenth Amendment

[***]

ANNEX 2

Appendix 1(F) to Schedule 2

[***]

Rate Table for EMB Aircraft (Group 4) aircraft

[***]

EXHIBIT A to Appendix 1(F) to Schedule 2

OPTIONAL EQUIPMENT:

[***]

EXECUTION VERSION

NINETEENTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS NINETEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of June 21, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor” or “SkyWest”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA” or “Agreement”).

B.	Alaska and Contractor desire now to amend certain provisions of the Agreement.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Seventeenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Rate Concession.

1.1With respect to the 2014 Firm Embraer E-175 and the 2016 Embraer Aircraft, the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(D) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] through [***] as follows:

[***]

1.2With respect to the 2014 Option Embraer E-175 Aircraft (Group #1), the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(D) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] through [***] as follows:

[***]

1.3With respect to the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 EMB Aircraft (Group 3), the “Variable Cost per Completed Block Hour (General Cost)” and the “Variable cost per Departure (General Cost)” as set forth in Appendix 1(E) to Schedule 2 (as amended and restated from time to time) is amended for the months of [***] through [***] as follows:

[***]

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Amendment. The terms and conditions set forth in this Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Amendment, including the Schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	Chief Commercial Officer

TWENTIETH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWENTIETH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Twentieth Amendment”) is made and entered into as of June 21, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

C.By amendment dated on or about May 11, 2021, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eighteenth Amendment”).

D.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA to operate as a Spare Aircraft.

E.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Twentieth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Twentieth Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (such new aircraft, the “EMB Aircraft (Spare #2). Except as otherwise specifically provided herein, such EMB Aircraft (Spare #2) shall be considered part of, and included within, the EMB Aircraft (Group 4), as such term is defined in the Eighteenth Amendment and the provisions of the Eighteenth Amendment applicable to the EMB Aircraft (Group 4) shall apply to the EMB Aircraft (Spare #2).

1.2Amendment to Schedule 1 to Reflect the Addition of the EMB Aircraft (Spare #2). Schedule 1 of the CPA is amended and restated as set forth in Annex 1 hereto to reflect the addition of the EMB Aircraft (Spare #2)

1.3Confirmation of Delivery Position for EMB Aircraft (Spare #2). Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for the EMB Aircraft (Spare #2) with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.4[***]

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended to amend and restate the following defined terms, all as provided below:

EMB Aircraft (Group 4) – is defined in Section 1.1 of the Eighteenth Amendment, as amended by the Twentieth Amendment, to include the [***] aircraft referenced in the Eighteenth Amendment and the [***] aircraft referenced in the Twentieth Amendment.

Spare Aircraft – means the EMB Aircraft Covered Aircraft which may be used by Contractor to replace any Covered Aircraft in the operation of a Scheduled Flight as provided in Section 2.01(d).

SECTION 3.Fixed Cost per Aircraft Month – General Cost. With respect to the Base Compensation of the EMB Aircraft (Spare #2), such Base Compensation shall be as provided in Eighteenth Amendment as pertaining to all other EMB Aircraft (Group 4); provided, that with respect to the “Fixed Cost per Aircraft Month – General Cost,” such cost shall be as provided in Annex 2 hereto, subject to adjustment as provided in the Eighteenth Amendment. The parties acknowledge and agree that with respect to the EMB Aircraft (Spare #2), the Adjustment Matrix referenced in Section 1.3 to Appendix 1(F) to Schedule 2 shall be as set forth in Annex 3 hereto.

SECTION 4.Spare Aircraft. Exhibit F to the CPA, as amended and restated in the Eleventh Amendment, provides for the inclusion of operational Spare Aircraft. Accordingly, at such time as [***] Aircraft (including the Spare Aircraft) are subject to the terms of the CPA, [***] of the Covered Aircraft shall be considered operational Spare Aircraft. As to the second operational Spare Aircraft, the compensation payable by Alaska to Contractor under the CPA with respect to such second operational Spare Aircraft shall reflect the Base Compensation rates provided for herein for the EMB Aircraft (Spare #2).

SECTION 5.Crew Training Costs. Notwithstanding the provisions of the CPA, as to the EMB Aircraft (Spare #2), no one-time crew training costs will be payable by Alaska to Contractor.

SECTION 6.Miscellaneous.

6.1Effect of Amendment. Except as set forth in this Twentieth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Twentieth Amendment. The terms and conditions set forth in this Twentieth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

6.2Counterparts. This Twentieth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

6.3Entire Agreement. This Twentieth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Twentieth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Twentieth Amendment to Capacity Purchase Agreement]

ANNEX 1

Amended and Restated Schedule 1

[***]

Amended and Restated Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Seventeenth Amendment

[***]

ANNEX 2

Fixed Cost per Aircraft Month – General Cost for the EMB Aircraft (Spare #2)

[***]

Rate Table for Fixed Cost per Aircraft Month for EMB Aircraft (Spare #2) aircraft

[***]

ANNEX 3

Adjustment Matrix Attributable to the EMB Aircraft (Spare #2) – Section 1.3

to Appendix 1(F) to Schedule 2

[***]

TWENTY FIRST AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWENTY-FIRST AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 7, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor” or “SkyWest”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA” or “Agreement”).

B.	Alaska and Contractor desire now to amend certain provisions of the Agreement.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Seventeenth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Inflight Services Devices.

1.1	Acquisition of Inflight Devices and Software.

1.1.1Contractor shall purchase one inflight mobile device for each of Contractor’s flight attendants who work on Covered Aircraft, along with a suitable number of spare devices, as reasonably determined by Contractor, to support Contractor’s operation of Covered Aircraft (each, a “Mobile Device”). In connection with the use of such Mobile Devices, Contractor shall also purchase one point of sale device, a case and screen protector for use with each Mobile Device (such Mobile Device, point of sale device, case and screen protector collectively, the “Inflight Devices”). Contractor shall select the type and model of Inflight Device to be acquired and used, subject to Alaska’s approval, not to be unreasonably withheld.

1.1.2Alaska shall provide to Contractor the software and other applications to be used with the Inflight Device with respect to the operation of the Covered Aircraft. Contractor and Alaska shall coordinate as to matters relating to the installation and operation of the software so provided by Alaska to Contractor for use on the Inflight Device. The Alaska software will be provided free of charge to Contractor.

1.1.3Contractor shall be responsible for ensuring each Inflight Device is properly maintained and that Contractor has obtained all regulatory approvals required to use the Inflight Devices in connection with Contractor’s operation of the Covered Aircraft.

1.2Alaska and Contractor will mutually determine a roll out date on which the use of the Inflight Devices shall commence (such date, the “Inflight Device Commencement Date”), together with the anticipated time table for the full integration of the Inflight Devices for use in the operation of Contractor’s Covered Aircraft.

1.3	Base Compensation.

1.3.1For all Covered Aircraft, commencing as of the Inflight Device Commencement Date, the “Fixed Cost per Aircraft Month” in each of Appendix 1(D) to Schedule 2 (as amended from time to time) and Appendix 1(E) to Schedule 2 (as amended from time to time) shall be increased by [***] per AC month for the remainder of the Term (prorated on a daily basis for any partial monthly periods). Except as provided in this Section 1.3, Contractor shall be responsible for all costs and expenses associated the acquisition, repair and operation of the Inflight Devices.

1.3.2If following the Inflight Device Commencement Date, the Mobile Device is either no longer supported or produced by the original equipment manufacturer, and, in either case, Contractor reasonably determines an upgrade of the Mobile Device is necessary to support the continued use of the Inflight Devices in connection with Contractor’s operation of Covered Aircraft, then, Contractor and Alaska will mutually determine a time table for such replacement of the Inflight Devices. If such replacement results in an increase in cost of the Inflight Devices, the parties will reasonably negotiate an adjustment to the Fixed Cost per Aircraft Month to reflect such increase.

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Amendment. The terms and conditions set forth in this Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2Counterparts. This Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

2.3Entire Agreement. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	Chief Commercial Officer

[Signature page to Twenty-First Amendment to Capacity Purchase Agreement]

EXECUTION VERSION

TWENTY-SECOND AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWENTY-SECOND AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Twenty-Second Amendment”) is made and entered into as of November 16, 2021 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated November 11, 2014, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Third Amendment”), with such aircraft defined as the 2014 Firm Embraer E-175 Aircraft.

C.By amendment dated May 11, 2015, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Fifth Amendment”), with such aircraft defined as the 2016 EMB Aircraft.

D.By amendment dated on or about May 20, 2016, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Seventh Amendment”), with such aircraft defined as the 2014 Option Embraer E-175 Aircraft (Group #1).

E.By amendment dated on or about July 14, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Ninth Amendment”).

F.By amendment dated on or about August 15, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Tenth Amendment”).

G.By amendment dated on or about September 22, 2017, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eleventh Amendment”).

H.By amendment dated on or about May 11, 2021, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Eighteenth Amendment”).

I.By amendment dated on or about June 21, 2021, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA (such amendment, the “Twentieth Amendment”).

J.Contractor and Alaska desire to amend the CPA to provide for the addition of [***] new Embraer E-175 aircraft as Covered Aircraft to the terms of the CPA.

K.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Twenty-Second Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Embraer E-175 Aircraft.

1.1Addition of Aircraft. Schedule 1 to the CPA is hereby amended and restated as set forth in the Annex 1 to this Twenty-Second Amendment, to add [***] new Embraer E-175 aircraft as “Covered Aircraft” to the terms of the CPA (such new aircraft, the “EMB Aircraft (Group 5)”). Contractor will engage in Part 121 operations using the EMB Aircraft (Group 5) pursuant to the terms of the CPA, as amended and supplemented by this Twenty-Second Amendment. Except as specifically modified by this Twenty-Second Amendment, the terms and conditions of the CPA shall apply to the EMB Aircraft (Group 5).

1.2Acquisition of EMB Aircraft (Group 5). Contractor will use commercially reasonable efforts to acquire the EMB Aircraft (Group 5) by the “Anticipated Acquisition Month” set forth in the Schedule 1 as amended hereby and set forth in Annex 1 hereto. With respect to the EMB Aircraft (Group 5) identified as aircraft numbers [***] in Annex 1 hereto, Alaska shall assist Contractor, at Alaska’s cost and expense, with respect to the acquisition by Contractor of such aircraft by causing the assignment of the purchase slots held by Alaska (or an Affiliate of Alaska) with Embraer S.A. (“Embraer”) for the applicable “Anticipated Acquisition Month” to be assigned to Contractor. If Contractor is unable to acquire an EMB Aircraft (Group 5) by the “Anticipated Acquisition Month” for such aircraft as set forth on Schedule 1 attached hereto, Contractor will notify Alaska immediately and Alaska may terminate the CPA with respect to such aircraft without penalty or cost to Contractor [***]. The Schedule 1, as attached hereto at Annex 1, will be updated as necessary to reflect aircraft information, the anticipated acquisition month, the actual acquisition month and actual Operation Date of the applicable EMB Aircraft (Group 5).

1.3Term for EMB Aircraft (Group 5). In addition to the obligations of Alaska provided for in the first sentence of Section 2.01 of the CPA, Alaska agrees to purchase the capacity of each EMB Aircraft (Group 5) for the period beginning on, as to each EMB Aircraft (Group 5), the Operation Date of such aircraft and ending on the earlier of (i) the [***] year anniversary of the Operation Date of such aircraft and (ii) the date on which such aircraft is withdrawn from this Agreement pursuant to the terms hereof, as such date may be extended, shortened or otherwise modified pursuant to the terms of this Agreement.

1.4Certain Specifications for EMB Aircraft (Group 5). The EMB Aircraft (Group 5) will be in 76-seat configuration and will be equipped with two General Electric model CF34-8E engines.

1.5Confirmation of Delivery Position for EMB Aircraft (Group 5). Contractor agrees that within [***] days following the Effective Date, Contractor will use commercially reasonable efforts to confirm delivery positions for each EMB Aircraft (Group 5) with Embraer and shall promptly notify Alaska upon the confirmation of the anticipated delivery month of such aircraft.

1.6[***]

SECTION 2.Amendments to Exhibit A. Exhibit A of the CPA is hereby amended by adding new definitions thereto “EMB Aircraft (Group 5)”, amending a definition (“EMB Aircraft”) and restating certain defined terms, all as provided below:

2 | Page

EMB Aircraft – means collectively, the EMB Aircraft (Group 5), EMB Aircraft (Group 4), 2018 Additional EMB Aircraft (Group 3), 2018 Additional EMB Aircraft, the 2018 EMB Aircraft, 2016 EMB Aircraft, the 2014 Firm Embraer E-175 Aircraft, and, if applicable, the 2014 Option Embraer E-175 Aircraft (comprised of the 2014 Option Embraer E-175 Aircraft (Group #1) and 2014 Option Embraer E-175 Aircraft (Group #2); provided, for avoidance of doubt, the 2014 Option Embraer E-175 Aircraft (Group #2) were not exercised by Alaska).

EMB Aircraft (Group 4) – is defined in Section 1.1 of the Eighteenth Amendment, as amended by the Twentieth Amendment, to include the [***] aircraft referenced in the Eighteenth Amendment and the [***] Aircraft referenced in the Twentieth Amendment.

EMB Aircraft (Group 5) – is defined in Section 1.1 of the Twenty-Second Amendment to this Agreement.

SECTION 3.Eighteenth Amendment. To provide for certain payments to be made with respect to the EMB Aircraft, the Eighteenth Amendment is hereby amended as follows:

3.1Section 2. Section 2 of the Eighteenth Amendment is hereby amended and restated as follows:

SECTION 2. Rates for the EMB Aircraft.

2.1	Appendix 1 to Schedule 2.

2.1.1Appendix 1 to Schedule 2 for the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), EMB Aircraft (Group 4) and the EMB Aircraft (Group 5)). With respect to the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3), the EMB Aircraft (Group 4) and the EMB Aircraft (Group 5)), in consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3), the EMB Aircraft (Group 4) and the EMB Aircraft (Group 5)), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to such EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3), the EMB Aircraft (Group 4) and the EMB Aircraft (Group 5)), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(D) to Schedule 2” as attached to the Seventh Amendment at Annex 2 (and see further “Appendix” related amendments below); and, provided, further, however, that with respect to the 2014 Option Embraer E- 175 Aircraft (Group #2), the 2014 Option Embraer E-175 Aircraft (Group #2) were not exercised by Alaska. Subject to adjustment as provided in Amended and Restated Appendix 1(D) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the EMB Aircraft (other than the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft, the 2018 Additional EMB Aircraft (Group 3), the EMB Aircraft (Group 4) and the EMB Aircraft (Group 5)) as of the Operation Date of such aircraft. For periods of the Term extending beyond the rate periods set forth in such Amended and Restated Appendix 1(D) or Amended and Restated Appendix 1(E), in each case, to Schedule 2, such rates shall be determined at least six

3 | Page

months prior to the applicable period at issue using the same methodology used to calculate such appendix to Schedule 2 as in effect as of the date hereof, each party acting reasonably.

2.1.2Appendix 1 to Schedule 2 for the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Amended and Restated Appendix 1(E) to Schedule 2” as attached to the Eleventh Amendment at Annex 2 (and see further “Appendix”-related amendments below). Subject to adjustment as provided in Amended and Restated Appendix 1(E) to Schedule 2 with respect to Fixed Cost Per Month (Aircraft Ownership – ERJ 175), the foregoing rates shall apply as to each of the 2018 EMB Aircraft, the 2018 Additional EMB Aircraft and the 2018 Additional EMB Aircraft (Group 3) as of the Operation Date of such aircraft.

2.1.3Appendix 1 to Schedule 2 for the EMB Aircraft (Group 4). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (Group 4), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the EMB Aircraft (Group 4), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(F) to Schedule 2” as attached to the Eighteenth Amendment at Annex 2 (and see further “Appendix” related amendments below). Subject to adjustment as provided in Appendix 1(F) to Schedule 2 with respect to “Fixed Cost per Aircraft Month – General Cost”, the foregoing rates shall apply as to each of the EMB Aircraft (Group 4) as of the Operation Date of such aircraft.

2.1.4Appendix 1 to Schedule 2 for the EMB Aircraft (Group 5). In consideration of the transportation service, facilities and other services to be provided by Contractor under the CPA in respect of the EMB Aircraft (Group 5), Alaska will pay Contractor the base and incentive compensation as provided in Schedule 2 of the CPA, subject to the terms and conditions of Article III of the CPA; provided, that with respect to the EMB Aircraft (Group 5), the references in the CPA, and in Schedule 2 of the CPA, to “Appendix 1 to this Schedule 2” or similar phrases shall be deemed to refer to “Appendix 1(G) to Schedule 2” as attached to the Twenty-Second Amendment at Annex 2 (and see further “Appendix” related amendments below). Subject to adjustment as provided in Appendix 1(G) to Schedule 2 with respect to “Fixed Cost per Aircraft Month – General Cost”, the foregoing rates shall apply as to each of the EMB Aircraft (Group 5) as of the Operation Date of such aircraft.

2.2Amendments to Schedule 2. To accommodate a flight hour payment as provided in Amended and Restated Appendix 1(D), Amended and Restated Appendix 1(E), Appendix 1(F) and Appendix 1(G) to Schedule 2 with respect to the EMB Aircraft,

4 | Page

Schedule 2 is hereby amended as follows by amending and restating the corresponding provisions as set forth in the Eighteenth Amendment as follows:

(i)Paragraph A of Schedule 2 (Base Compensation) is hereby amended and restated by replacing the “.” at the end of paragraph 5 and inserting “; plus” and inserting amended and restated paragraph “6” as follows:

6.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

(ii)The first flush paragraph of paragraph A of Schedule 2 (Base Compensation) is hereby restated as follows:

“For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is applicable solely to Covered Aircraft. For purposes of Paragraph (A)(2), (A)(3) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination. For purposes of Paragraphs (A)(1), (A)(4) and (A)(5) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.”

(iii)Section (2) of Paragraph C of Schedule 2 (Expenses and Reconciliation) is hereby amended and restated by inserting amended and restated clause (e) and (f) as follows:

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours

5 | Page

and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

(iv)Section (3) of Paragraph (C) of Schedule 2 (Expense and Reconciliation) is hereby restated as follows:

3.[***]

(v)Clause (v) of Section (4) of Paragraph (C) of Schedule 2 (Pass- through Expenses) is hereby restated as follows:

“(v)as to the EMB Aircraft, aircraft property taxes.”

(vi)With respect to the EMB Aircraft, the FAR 117 Rate initially referenced in the Second Amendment to this Agreement is reflected in the applicable Appendix 1 of Schedule 2 hereto with respect to the EMB Aircraft and shall not additionally apply with respect to the EMB Aircraft.

2.3Crew Training Costs. With respect to one-time crew training costs for each EMB Aircraft of the EMB Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per EMB Aircraft. The foregoing amount shall be payable on the first [***] payment described in Section 3.05(a) to occur following the Operation Date for such EMB Aircraft.

2.4Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of the Effective Date, then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor pursuant to the CPA, the CPA will be amended to reflect such changes.

SECTION 4.Amendments to “Appendix” References. Each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to each of Appendix 1(A) to Schedule 2, Appendix 1(B) to Schedule 2, Amended and Restated Appendix 1(D) to Schedule 2, Amended and Restated Appendix 1(E), Appendix 1(F) to Schedule 2 or Appendix (G) to Schedule 2, as applicable, with respect to the applicable Covered Aircraft or Spare Aircraft, in each case, as provided in the Agreement.

SECTION 5.Certain EMB Aircraft (Group 4). Upon written notice from Alaska to Contractor on or before [***] (the “Group 4 Option Notice”), Alaska may terminate this CPA with respect to the [***] EMB Aircraft (Group 4) identified as aircraft numbers [***] on Annex 1 hereto (such aircraft, the “Group 4 Termination Option Aircraft”). In such event, Contractor shall, at Contractor’s cost and expense, cause the purchase slots held by Contractor (or an Affiliate of Contractor) with Embraer with respect to the Group 4 Termination Option Aircraft for the applicable “Anticipated Acquisition Month” to be assigned to Alaska or an Affiliate of Alaska. If Alaska fails to provide the Group 4 Option Notice on or before [***], then Alaska shall be deemed to have waived its termination right provided for in this Section 5 and the Group 4 Termination Option Aircraft shall remain subject to the terms and conditions of this Agreement.

SECTION 6.Certain EMB Aircraft (Group 5). Upon written notice from Alaska to Contractor on or before [***] (the “Group 5 Option Notice”), Alaska may terminate this CPA with respect to the [***] EMB Aircraft (Group 5) identified as aircraft numbers [***] on Annex 1 hereto (such aircraft, the “Group 5

6 | Page

Termination Option Aircraft”). In such event, Contractor shall, at Contractor’s cost and expense, cause the purchase slots held by Contractor (or an Affiliate of Contractor) with Embraer with respect to the Group 5 Termination Option Aircraft for the applicable “Anticipated Acquisition Month” to be assigned to Alaska or an Affiliate of Alaska. If Alaska fails to provide the Group 5 Option Notice on or before [***], then Alaska shall be deemed to have waived its termination right provided for in this Section 6 and the Group 5 Termination Option Aircraft shall remain subject to the terms and conditions of this Agreement.

SECTION 7.Summer 2022 Operations. With respect to the operations of the EMB Aircraft for the months of [***] of calendar year 2022, Contractor acknowledges and agrees that, subject to the provisions of Section 2.01(b) of the Agreement, the Proposed Schedule for each of the foregoing months shall target [***] block hours of operations for each such month. If after receipt of such Proposed Schedule and during the review of such Proposed Schedule as provided in Section 2.01(b) of the Agreement, Contractor informs Alaska that, due to crew shortages or other operational issues in Contractor’s control, Contractor can operate less than such proposed [***] block hours for one or more of the applicable months of [***] of calendar year 2022, then the Proposed Schedule for such applicable month or months shall reflect such lesser amount (such month, if any, a “Below Average Month”). For each below average month, the Fixed Cost per Aircraft Month for each of the EMB Aircraft (Group 5) will be reduced by [***].

SECTION 8.Miscellaneous.

8.1Effect of Amendment. Except as set forth in this Twenty-Second Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Twenty- Second Amendment. The terms and conditions set forth in this Twenty-Second Amendment are hereby made a part of and are incorporated by this reference into the CPA.

8.2Counterparts. This Twenty-Second Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

8.3Entire Agreement. This Twenty-Second Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

7 | Page

IN WITNESS WHEREOF, the parties have duly executed this Twenty-Second Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & Chief Commercial Officer

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Twenty-Second Amendment to Capacity Purchase Agreement]

ANNEX 1

Amended and Restated Schedule 1

[***]

Amended and Restated Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Twenty-Second Amendment

[***]

ANNEX 2

Appendix 1(G) to Schedule 2

[***]

Rate Table for EMB Aircraft (Group 5) aircraft

[***]

EXHIBIT A to Appendix 1(G) to Schedule 2

OPTIONAL EQUIPMENT:

[***]

ANNEX 3

New Exhibit J to the Agreement

[***]

EXECUTION VERSION

TWENTY-THIRD AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWENTY-THIRD AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Twenty-Third Amendment”) is made and entered into as of August 31, 2022 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.By amendment dated on or about June 21, 2021, Alaska and Contractor amended the CPA to add [***] new Embraer E-175 aircraft as a Covered Aircraft under the terms of the CPA (such amendment, the “Twentieth Amendment”), with such Covered Aircraft anticipated to be acquired by Contractor in [***] and such aircraft defined in such Twentieth Amendment as the EMB Aircraft (Spare #2), but sometimes hereinafter referenced as “Aircraft [***]”.

C.Contractor and Alaska desire to amend the CPA to postpone the acquisition of Aircraft [***] from [***] to [***].

D.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Twenty-Third Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Schedule 1 to the CPA.As of the Effective Date, Schedule 1 to the CPA is hereby amended and restated as set forth in Annex 1 to this Twenty-Third Amendment.

SECTION 2.Covered Aircraft 43 Postponement.

2.1As of the Effective Date, Alaska and Contractor agree to defer the scheduled acquisition month of Aircraft [***] from [***] to [***], as reflected in the Amended and Restated Attachment 1 attached hereto. The foregoing scheduled acquisition month of [***] may be further deferred (i) to [***] or [***] by either party by giving the other party notice at least [***] months prior to the then-scheduled acquisition month or (ii) to any different acquisition month by the parties’ mutual agreement.

2.2As of the Effective Date, Annex 2 and Annex 3 shall apply for purposes of determining the “Fixed Cost per Aircraft Month – General Cost” for Aircraft [***].

SECTION 3.Miscellaneous.

3.1Effect of Amendment. Except as set forth in this Twenty-Third Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Twenty-Third Amendment. The terms and conditions set forth in this Twenty-Third Amendment are hereby made a part of and are incorporated by this reference into the CPA.

3.2Counterparts. This Twenty-Third Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

3.3Entire Agreement. This Twenty-Third Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

2 | Page

IN WITNESS WHEREOF, the parties have duly executed this Twenty-Third Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & CCO

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Twenty-Third Amendment to Capacity Purchase Agreement]

ANNEX 1

Amended and Restated Schedule 1

[***]

Amended and Restated Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Twenty-Third Amendment

[***]

ANNEX 2

Fixed Cost per Aircraft Month – General Cost for Aircraft 43

[***]

Rate Table for Fixed Cost per Aircraft Month for EMB Aircraft (Spare #2) aircraft

[***]

ANNEX 3

Adjustment Matrix Attributable to Aircraft 43 – Section 1.3 to

Appendix 1(F) to Schedule 2

[***]

EXECUTION VERSION

TWENTY-FOURTH AMENDMENT TO

CAPACITY PURCHASE AGREEMENT

THIS TWENTY-FOURTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT (this “Twenty-Fourth Amendment” or this “Amendment”) is made and entered into as of December 16, 2022 (the “Effective Date”), by and between Alaska Airlines, Inc., an Alaska corporation (“Alaska”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”).

RECITALS:

A.Alaska and Contractor are parties to that certain Capacity Purchase Agreement, dated as of April 13, 2011 (such agreement as originally executed or as modified, amended or supplemented in accordance with the terms thereof, the “CPA”).

B.	Alaska and Contractor have agreed to amend the CPA as provided herein.

C.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the CPA. It is the intent of the parties that this Twenty-Fourth Amendment and the subject matter addressed herein is integral to the entirety of the CPA and is not severable therefrom.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alaska and Contractor agree as follows:

SECTION 1.Certain Amendments.

1.1Article II. Article II of the CPA is amended by adding new Section 2.06, Section 2.07 and Section 2.08 as follows:

Section 2.06Utilization -- General. In connection with the scheduling of Covered Aircraft, Contractor agrees that with respect to periods from and after [***], Contractor will make available sufficient block hours for scheduling such that Alaska may schedule the Covered Aircraft in accordance with Section 2.01(b) with average daily scheduled utilization measured on a calendar monthly basis in an amount no less than Contractor makes available for EMB 175/CRJ900/CRJ700 fleets (or similar EMB/CRJ fleet types) operated by Contractor for other airlines for which Contractor provides regional airline services except to the extent Contractor can reasonably demonstrate to Alaska that any lack of average utilization is attributable to Alaska’s hiring of Contractor’s pilots.

Section 2.07Scheduling Max.

(a)Daily Covered Aircraft Max. Commencing from and after [***], no later than [***] days prior to the commencement of any calendar month during the Term, Contractor shall furnish Alaska with the total number of block hours that Contractor’s captains, first officers and flight attendants can be scheduled for Scheduled Flights for the specific calendar month (the “Crew Max”), together with the determination for such month of the daily scheduling maximum block hours per Covered Aircraft (the “Daily Average Utilization” or “DAU”). For each calendar month of determination, the Daily Average Utilization shall be determined as follows:

[***]

Section 2.08[***]

1.2	Article III. Article III of the CPA is amended by adding new Section 3.06 as follows:

Section 3.06Deferral of certain Crew Training Cost Payments. With respect to the one- time crew training cost payment to be made by Alaska to Contractor in the amount of [***] attributable to the acquisition and commencement of operations of each Covered Aircraft as provided in Paragraph (F)(2) of Schedule 2 hereto (the “Crew Training Cost Payment”), Alaska and Contractor agree that the Crew Training Cost Payment for the [***] Covered Aircraft with FAA registration numbers [***] will be deferred until the first calendar month after the Effective Date in which the scheduled block hours for all Scheduled Flights pursuant to the applicable Final Monthly Schedule for such month equals or exceeds [***] block hours on average per scheduled aircraft for each day of such month (based on the number of calendar days in such month and the weighted average of the number of Covered Aircraft); or, if earlier as of the expiration or early termination of this Agreement. The foregoing deferred payment shall be payable on the first weekly payment described in Section 3.05(a) to occur following the finalization of such Final Monthly Schedule or, if earlier, the date of termination of this Agreement.

1.3Article III. The Twenty First Amendment to the CPA dated as of September 7, 2021 provided for the acquisition of certain inflight devices and related software (“Amendment 21”). With respect to periods from and after [***], the parties desire now to incorporate the terms and provisions of Amendment 21 into new Section 3.07 of the CPA as follows and to reflected the “Fixed Cost per Aircraft Month” payment provided for in Amendment 21 in Schedule 2 as attached hereto:

Section 3.07Inflight Devices.

(a)Acquisition of Inflight Devices and Software. Contractor has acquired one inflight mobile device for each of Contractor’s flight attendants who work on Covered Aircraft, along with a suitable number of spare devices, as reasonably determined by Contractor, to support Contractor’s operation of Covered Aircraft (each, a “Mobile Device”). In connection with the use of such Mobile Devices, Contractor has also purchased one point of sale device, a case and screen protector for use with each Mobile Device (such Mobile Device, point of sale device, case and screen protector collectively, the “Inflight Devices”). Contractor shall be responsible for ensuring each Inflight Device is properly maintained and that Contractor has obtained all regulatory approvals required to use the Inflight Devices in connection with Contractor’s operation of the Covered Aircraft. Contractor is responsible for all costs and expenses associated the acquisition, repair and operation of the Inflight Devices. For the avoidance of doubt, the base rates provided for in Schedule 2 hereto reflect compensation paid by Alaska to Contractor with respect to the acquisition, repair and operation of such Inflight Devices.

(b)Software. Alaska shall provide to Contractor the software and other applications to be used with the Inflight Device with respect to the operation of the Covered Aircraft. Contractor and Alaska shall coordinate as to matters relating to the installation and operation of the software so provided by Alaska to Contractor for use on the Inflight Device. The Alaska software will be provided free of charge to Contractor.

2 | Page

(c)Replacement. If following the Effective Date, the Mobile Device is either no longer supported or produced by the original equipment manufacturer, and, in either case, Contractor reasonably determines an upgrade of the Mobile Device is necessary to support the continued use of the Inflight Devices in connection with Contractor’s operation of Covered Aircraft, then, Contractor and Alaska will mutually determine a time table for such replacement of the Inflight Devices. If such replacement results in an increase in cost of the Inflight Devices, the parties will reasonably negotiate an adjustment to the base rates provided for in Schedule 2 hereto to reflect such increase.

1.4Schedule 1 to the CPA. Schedule 1 to the CPA is amended and restated as set forth in Annex 1 hereto.

1.5Schedule 2 to the CPA. Effective as of [***], Schedule 2 to the CPA is amended and restated as set forth in Annex 2 hereto.

1.6	New Schedule 3 to the CPA. New Schedule 3 is added to the CPA as set forth in Annex 3 hereto.

1.7	New Schedule 4 to the CPA. New Schedule 4 is added to the CPA as set forth in Annex 4 hereto.

1.8Exhibit A to the CPA. Exhibit A to the CPA is amended by adding the following new defined terms:

Daily Average Utilization or DAU – is defined in Section 2.07(a).

Inflight Devices – is defined in Section 3.07(a).

Mobile Device – is defined in Section 3.07(a).

Removed Aircraft – is defined in Section 2.07(b).

Crew Training Cost Payment – is defined in Section 3.06.

1.9Exhibit F to the CPA. Exhibit F to the CPA is amended and restated as set forth in Annex 4 thereto.

SECTION 2.Miscellaneous.

2.1Effect of Amendment. Except as set forth in this Twenty-Fourth Amendment, all of the terms and conditions of the CPA shall remain in full force and effect and be applicable to this Twenty- Fourth Amendment. The terms and conditions set forth in this Twenty-Fourth Amendment are hereby made a part of and are incorporated by this reference into the CPA.

2.2.Amendments to “Appendix” References. From and after October 1, 2022, each of the references in the CPA (and its schedules) to “Appendix 1 to Schedule 2” (or similar phrases) shall hereinafter be deemed to refer to of Appendix 1 to Schedule 2 as set forth herein.

2.3Counterparts. This Twenty-Fourth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

3 | Page

2.4Entire Agreement. This Twenty-Fourth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[remainder of page intentionally left blank; signature page follows]

4 | Page

IN WITNESS WHEREOF, the parties have duly executed this Twenty-Fourth Amendment to Capacity Purchase Agreement as of the date first above written.

ALASKA AIRLINES, INC.

By:	/s/ Andrew Harrison
Name:	Andrew Harrison
Title:	Executive VP & CCO

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name:	Wade Steel
Title:	CCO

[Signature page to Twenty-Fourth Amendment to Capacity Purchase Agreement]

Annex 1

Amended and Restated Schedule 1

[***]

Schedule 1

Covered Aircraft as last adjusted as of

the Effective Date of the Twenty-Fourth Amendment

[***]

ANNEX 2

Amended and Restated Schedule 2

Effective as of [***], the Schedule 2 of the CPA is amended and restated as provided for in this Annex 2

[***]

SCHEDULE 2

Compensation for Capacity Purchase

A.Base Compensation. Alaska will pay to Contractor monthly during the Term, as follows:

1.

Fixed Cost per Aircraft Month. With respect to each cost element under the heading “Fixed Cost per Aircraft Month” set forth in Appendix 1 to this Schedule 2, as to each Covered Aircraft commencing as of the Operation Date of such aircraft, an amount calculated as follows for each calendar month: the unit of measure, multiplied by the applicable corresponding rate; plus

2.

Variable cost per Completed Block Hour. With respect to each category of costs under the heading “Variable cost per Completed Block Hour” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of block hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate; plus

3.

Variable cost per Departure. With respect to each category of costs under the heading “Variable costs per Departure” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of departures set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate; plus

4.

Fixed Cost Per Month. With respect to each category of costs under the heading “Fixed Cost Per Month” set forth in Appendix 1 to this Schedule 2, commencing as of the first Operation Date for any Covered Aircraft, for each calendar month the amount set forth in Appendix 1 to this Schedule 2 corresponding to such cost; plus

5.

Variable cost per Completed Flight Hour. With respect to the cost element under the heading “Variable costs per Flight Hour” set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate; plus

6.

Variable cost per Completed Block Hour (AC). With respect to the cost element under the heading “Variable cost per Completed Block Hour (AC) set forth in Appendix 1 to this Schedule 2, an amount calculated as follows: [***] of the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the applicable corresponding rate.

For purposes of Paragraph (A)(1) of this Schedule 2, the unit of measure as provided in Appendix 1 to this Schedule 2 is Covered Aircraft, which includes the Spare Aircraft. For purposes of Paragraph (A)(2), (A)(3), (A)(5) and (A)(6) and Paragraph (C)(2), in each case of this Schedule 2, Scheduled Flights operated by Covered Aircraft and Spare Aircraft shall be included in such determination. For purposes of Paragraphs (A)(1) and (A)(4) of this Schedule 2, the monthly measuring unit shall be pro rated on a daily basis for any partial month.

In addition, Alaska will pay Contractor monthly during the Term an allocation for Pass-through Expenses set forth in Paragraph (C)(4) of this Schedule 2, and as reconciled and further described in Paragraph (C)(4) below, for each month to which the costs described in clause (1) through (5) of this Paragraph (A) of this Schedule 2 are also paid as follows: for Pass-through Expenses, Base Compensation shall include an allocation based on an estimate of anticipated GAAP costs for such month, each party acting reasonably.

The aggregate Base Compensation shall be invoiced as provided in Section 3.05(a).

B.Induction Maintenance Costs. With respect to one-time ACARS expenses for each Covered Aircraft, painting expenses associated with Induction Maintenance with respect to each Covered Aircraft and crew training related to Contractor’s performance hereunder, Alaska shall pay Contractor [***] per Covered Aircraft. The foregoing amount shall be payable on the first weekly payment date described in Section 3.05(a) to occur following the Operation Date for such Covered Aircraft.

C.	Expenses and Reconciliation.
1.

With respect to Scheduled Flights, in consideration of the provision by Contractor of Regional Airline Services and its compliance with the other terms and conditions of this Agreement, the following expenses listed within Paragraph (C)(1) of this Schedule 2 shall be incurred directly by Alaska:

a.

passenger and cargo revenue-related expenses, including but not limited to Ground Handling Functions, Inflight Amenities, commissions, ticket and airway bill taxes and fees related to the transportation of passengers or cargo, food, beverage costs and catering, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card fees, interline fees, GDS fees, airport collateral materials, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, usage, maintenance and replacement costs related to equipment relevant to onboard sales and payment transaction processes as outlined in Alaska’s policies and procedures;

b.	glycol, de-icing and snow removal costs, if any, for Scheduled Flights;
c.	denied boarding amenities and related travel certificates in respect of delayed or cancelled flights (regardless of whether attributable to Contractor’s operations);
d.

passenger-related interrupted trip costs (including hotel, meal and calling cards vouchers, service recovery discount codes) and baggage handling claims, baggage repairs, baggage delivery costs, bag service guarantee discount codes and oversales (regardless of whether attributable to Contractor’s operations);

e.	rent and all other cost and expenses for Terminal Facilities;
f.	technology services related to all passenger services processes;
g.	TSA fees or charges and any other passenger security fees or charges for security;
h.	landing fees for all Scheduled Flights; and
i.	any and all FAA, TSA, DOT or any other government agency fines or penalties, administered or levied against Contractor due to any act or omission attributable to Alaska or any of its Affiliates or any contractor of Alaska or its Affiliates (other than Contractor).

2.	Flight Reconciliation for Block Hour Payments and Departures.
a.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual block hours flown exceeds the block hours invoiced pursuant to Paragraph (A)(2) of this Schedule 2 for such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual block hours flown for Scheduled Flights and such invoiced block hours, multiplied by (ii) the applicable corresponding rate.

b.

With respect to Scheduled Flights, for any calendar month for which the block hours invoiced pursuant to Paragraph (A)(2) of this Schedule 2 exceeds Contractor’s actual block hours flown in such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced block hours and the actual block hours flown for Scheduled Flights, multiplied by (ii) the applicable corresponding rate.

c.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual departures exceeds the scheduled departures invoiced pursuant to Paragraph (A)(3) of this Schedule 2 for such calendar month, then with respect to each category of costs under the heading “Variable Cost per Departure” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the departures for Scheduled Flights and such invoiced departures, multiplied by (ii) the applicable corresponding rate.

d.

With respect to Scheduled Flights, for any calendar month for which the scheduled departures invoiced pursuant to Paragraph (A)(3) of this Schedule 2 exceeds Contractor’s actual departures in such calendar month, then with respect to each category of costs under the heading “Variable Cost per Departure” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced departures and the actual departures for Scheduled Flights, multiplied by (ii) the applicable corresponding rate.

e.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual flight hours flown exceeds the flight hours invoiced pursuant to Paragraph (A)(5) of this Schedule 2 for such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this

Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual flight hours flown for Scheduled Flights and such invoiced flight hours, multiplied by (ii) the applicable rate.

f.

With respect to Scheduled Flights, for any calendar month for which the flight hours invoiced pursuant to Paragraph (A)(5) of this Schedule 2 exceeds Contractor’s actual flight hours flown in such calendar month, then with respect to the category of costs under the heading “Variable Cost per Completed Flight Hour” set forth in Appendix 1 of this Schedule 2 applicable to such EMB Aircraft, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced flight hours and the actual flight hours flown for Scheduled Flights, multiplied by (ii) the applicable rate.

g.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual block hours flown exceeds the block hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 for such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour (AC)” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Alaska to Contractor in an amount equal to the product of (i) the difference between the actual block hours flown for Scheduled Flights and such invoiced block hours, multiplied by (ii) the applicable corresponding rate.

h.

With respect to Scheduled Flights, for any calendar month for which the block hours invoiced pursuant to Paragraph (A)(6) of this Schedule 2 exceeds Contractor’s actual block hours flown in such calendar month, then with respect to each category of costs under the heading “Variable Cost per Completed Block Hour (AC)” set forth in Appendix 1 of this Schedule 2, the reconciliation for such period shall include a payment by Contractor to Alaska in an amount equal to the product of (i) the difference between such invoiced block hours and the actual block hours flown for Scheduled Flights, multiplied by (ii) the applicable corresponding rate.

For purposes of this Schedule 2, any Scheduled Flight cancelled due to weather, by air traffic control or at the request of Alaska shall be deemed completed for purposes of this Schedule 2.

For the avoidance of doubt, for purposes of this Schedule 2, Scheduled Flights includes, diversion flights and Maintenance Flights.

3.[***]

4.	Pass-through Expenses. The following expenses incurred in connection with Scheduled Flights shall be reconciled monthly to GAAP costs (“Pass-through Expenses”):
(i)	any cost for which Alaska is responsible pursuant to Section 3.03, including costs and expenses described in Paragraph (C)(1)

of this Schedule 2 and for which Contractor makes payment;

(ii)	Fuel, Fuel taxes and Fuel into plane charges for any Scheduled Flight, including Maintenance Flights, without any mark-up, if any;
(iii)	passenger liability insurance;
(iv)	war risk insurance per passenger; and
(v)	as to the EMB Aircraft, aircraft property taxes.

The Base Compensation includes allocations of the Pass-through Expenses. If in any month the Contractor’s actual Pass-through Expenses exceed the amount of Pass-through Expenses included in the Base Compensation in accordance with Appendix 2, Alaska shall pay to Contractor an amount equal to such difference. If in any month the amount of Pass-through Expenses included in the Base Compensation in accordance with Appendix 2 exceeds the Contractor’s actual Pass-through Expenses, Contractor shall pay to Alaska an amount equal to such difference.

5.

Fines, Etc. Each party shall assume responsibility for any and all FAA, TSA, DOT or any other government agency fines or penalties, administered or levied against either party to the extent such fine or penalty is due to such party’s or its designated contractor’s own act or omission. Each party shall give the other party prompt and timely notice if it has actual knowledge of any such fine or penalty made or instituted against such party for which the other party is or may be liable hereunder. The parties shall mutually, and in good faith, defend, compromise or settle such claim.

6.

POS Devices and BOB Product. If Alaska determines that a point-of-sale device (“POS Device”) or buy-on-board product (“BOB Product”), in each case, supplied by Alaska to Contractor is damaged beyond economic repair or is unaccounted for, Alaska shall promptly notify Contractor. If after reasonable investigation, it is conclusively determined that a Contractor employee is responsible for the loss of, or intentional damage to, such device or product, Contractor shall reimburse Alaska (i) [***] for each such damaged or unaccounted for POS Device and (ii) the actual cost of any such damaged or unaccounted for BOB Product to the extent the percentage of such BOB Products exceeds on an annual basis [***] of BOB Products boarded on Scheduled Flights.

D.Incentive Compensation relating to the Controllable Completion Rate. With respect to each calendar month, the reconciliation for the calendar month shall include, as applicable, a bonus (represented as a payment by Alaska to Contractor) or a rebate (represented by a payment by Contractor to Alaska), in each case in respect of the controllable completion rate, as determined below:

[***]

F.Other Agreements.

1.	FAR 117. The FAR 117 Rate initially referenced in the Second Amendment to this Agreement is reflected in the rates set forth in Appendix 1 of Schedule 2 hereto.
2.

Crew Training Costs. With respect to one-time crew training costs for each Covered Aircraft related to Contractor’s performance hereunder, Alaska will pay Contractor [***] per Covered Aircraft. The foregoing amount shall be payable on the first weekly payment described in Section 3.05(a) to occur following the Operation Date for such Covered Aircraft.

3.

Adjustments for New Regulations. In the event that (1) the FAA or other regulatory agency mandates operational changes that result in material changes to the operating costs of regional airlines that impact Contractor, or (2) the general commercial operating conditions of the regional airline industry are materially changed from those operating conditions in effect as of [***], then, Alaska and Contractor agree to engage in good faith discussions to mutually determine the cost impact to Contractor. To the extent the parties mutually agree, each acting reasonably, that such cost increases should be reflected in the compensation provided by Alaska to Contractor, then, this Agreement will be amended to reflect such changes.

Appendix 1 to Schedule 2

With respect to periods from and after [***], this Appendix 1 to Schedule 2 sets for the appliable base compensation rates for the EMB Aircraft, subject to adjustment as provided in this Appendix 1 or as otherwise provided in the CPA.

[***]

ANNEX 3

New Schedule 3 to the CPA – Monthly Basic Rent for Removed Aircraft

[***]

SCHEDULE 3

Monthly Basic Rent – Removed Aircraft

[***]

ANNEX 4

Amended and Restated Exhibit F

[***]

EXHIBIT F

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by the aircraft type, maintenance requirements (including C- checks and other heavy maintenance requirements), crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules, consistent with reasonably determined standards determined by Contractor and Alaska. The Final Monthly Schedule for the Covered Aircraft provide for adequate down-time for the maintenance requirements of the Covered Aircraft by pulling down sufficient line(s) of flying to accommodate such maintenance, as reasonably determined by Contractor and Alaska.

Spare Aircraft. [***] Covered Aircraft will be Spare Aircraft and shall be used as operational spare aircraft that may be used to operate Scheduled Flight(s) for any Covered Aircraft that is unable to operate such flight for any reasons. For the avoidance of doubt, Spare Aircraft will be operational spare aircraft to be used solely with respect to the Covered Aircraft then operating pursuant to the Final Monthly Schedule and not for the Covered Aircraft then subject to pull- down for maintenance as contemplated in the immediately preceding sentence. The parties may from time to time increase or decrease the number of the Spare Aircraft, subject to agreement of the parties.

Overnight Maintenance. For such period as the average age since new of the EMB Aircraft is from [***] to [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, FAT, TUS or SLC. For periods after the average age since new of such EMB Aircraft is in excess of [***] years, [***] of such EMB Aircraft shall be scheduled for overnight maintenance of [***] hours in duration in BOI, COS, TUS or SLC.

Revenue Lines. The Final Monthly Schedule will schedule revenue lines for [***] block hours per day per revenue line.